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                                                                 EXHIBIT 10.35


                                CREDIT AGREEMENT

       This Credit Agreement ("Agreement") is executed this 29th day of August, 1997 by Crescent Real Estate Equities Limited Partnership ("Lender"), a Delaware limited partnership, and Desert Mountain Properties Limited Partnership ("Borrower"), a Delaware limited partnership.


                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

       1.1 As used in this Agreement the terms listed in this Section 1.1 shall have the definitions set forth herein.

              (a) "Applicable Law" means all rules, regulations, ordinances, laws and judicial decisions of any Governmental Authority applicable to Borrower, Lender or the Property, as appropriate.

              (b) "Applicable Minimum Amount" is the amount required to be owing pursuant to the Junior Note in order for the Borrower to be in compliance with the Debt Limitation Obligations taking into account all indebtedness owing by the Borrower.

              (c) "Applicable Period" means the period ending on the earlier of (A) the Turnover Date (as defined in Borrower's Partnership Agreement) or
(B) the date on which all or substantially all of the assets of Borrower have been sold or otherwise disposed of.

              (d) "Borrower's Partnership Agreement" means that certain Agreement of Limited Partnership of Desert Mountain Properties Limited Partnership dated to be effective August 29, 1997 executed by Desert Mountain Development Corporation as general partner and Sonora Partners Limited Partnership as limited partner.

              (e) "Capital and Operating Costs" means the reasonable and necessary expenses and capital costs incurred by Borrower in connection with the development, operation and sale of the Property to the extent approved by Lender.

              (f) "Club" means Desert Mountain Club, a club situated on the Property.

              (g) "Club Membership" means membership rights in the Club which are sold from time to time by Borrower.

              (h) "Collateral" means the Mortgaged Property and all other real and personal property securing payment of the Notes.
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              (i)    "Commercial Sales Proceeds" means the cash proceeds from
the sale of Commercial Tracts less the Reasonable Costs of those sales.

              (j) "Commercial Tract" is a tract out of the Property which is zoned for other than residential use.

              (k) "Commercial Tract Note" means a promissory note executed as consideration (either full or partial) for the purchase of a Commercial Tract.

              (l) "Crescent Liens" means collectively all liens and security interests created by the Deed of Trust, this Agreement or any other Loan Document.

              (m) "Cumulative Required Amortization" as of each December 31 shall be the total of the annual required amortization for the respective year as shown on the attached Schedule "Two" for the Senior Note and Schedule "Three" for the Junior Note.

              (n) "Cumulative Required Amortization Deficit" for each Note means the amount by which the Cumulative Required Amortization for said Note is more than the amounts applied to the payment of principal owing pursuant to respective Note on or before the respective December 31.

              (o) "Debt Limitation Obligations" means Borrower's agreement that during the Applicable Period the amount of the liabilities of the Borrower which are (a) recourse obligations of Borrower within the meaning of Internal Revenue Service Regulation Section 1.752(a) and (b) secured by assets of Borrower shall not be less than the Partnership Debt Limitation.

              (p) "Debtor Relief Laws" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws, domestic or foreign, including but not limited to those in Title 11 of the United States Code, affecting the rights or remedies of creditors generally, as in effect from time to time.

              (q) "Dedicated Note Proceeds" means Payment Proceeds and Sale or Financing Proceeds resulting from payments pursuant to or the sale or financing of the Existing Lot Sale Note Portfolio.

              (r) "Deed of Trust" means that certain Deed of Trust, Assignment, Security Agreement and Financing Statement dated August 29, 1997 executed by Borrower and naming First American Title Insurance Company as "Trustee" and describing the Mortgaged Property.

              (s) "Disbursement Request" means a written request for disbursement of funds from the Security Account containing such information and representations as Lender may require which is executed by Borrower.



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              (t)    "Environmental Laws" means any and all Governmental
Requirements relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including but not limited to: (a) the Resource Conservation and Recovery Act of 1976 ("RCRA") (42 U.S.C. Section 6901 et seq.) as amended from time to time, and regulations promulgated thereunder; and (b) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA or "Superfund"") (42 U.S.C.
Section 9601 et seq.), as amended from time to time, and regulations thereunder.

              (u) "Existing Lot Sale Note Portfolio" is the portfolio of Lot Sale Notes which is collateral for a note of even date herewith in the stated principal amount of $23,699,502.29 executed by Borrower and payable to the order of Lender.

              (v) "Governmental Authority" means the United States of America, the State of Arizona, the County of Maricopa, Arizona, and the City of Scottsdale, Arizona, and any political subdivision of any of the foregoing, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Borrower or the Property.

              (w) "Governmental Requirements" means all laws, ordinances, statutes, codes, orders, rules, regulations and decrees of any Governmental Authority applicable to Borrower, Guarantor, or the Property.

              (x) "Hazardous Materials" means any substance the presence of which on the Property is regulated by any Governmental Requirements, including but not limited to: (a) any "hazardous waste" as defined by the RCRA, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the CERCLA, as amended from time to time, and regulations promulgated thereunder; (c) asbestos; (d) polychlorinated biphenyls; (e) any petroleum-based products; and (f) underground storage tanks, whether empty, filled or partially filled with any substance.

              (y) "Hazardous Materials Contamination" means the contamination (whether presently existing or hereafter occurring) of the improvements, facilities, soil, groundwater, air or other elements on, over or under the Property by Hazardous Materials, or the contamination of the improvements, facilities, soil, groundwater, air or other elements on, over or under any other property as a result of Hazardous Materials at any time (whether before or after the date of this Agreement) emanating from the Property.

              (z) "Junior Note" means that certain Promissory Note dated August 29, 1997 in the principal amount of $60,000,000.00 executed by Borrower payable to the order of Lender.

              (aa) "Loan Documents" means this Credit Agreement, the Deed of Trust, the Notes and all other documents executed in connection with or as security for the Loans.





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              (bb)   "Loans" means the loans made by Lender pursuant to this
Agreement and evidenced by the Senior Note and the Junior Note.

              (cc) "Lot" means a subdivided lot constituting a part of the Property which is zoned for residential use.

              (dd) "Lot Note Proceeds" means the cash received pursuant to any Pledged Note.

              (ee) "Lot Sales Percentage" means twenty-five (25%) during any calendar quarter ending prior to January 1, 1999 and fifty percent (50%) during any calendar quarter ending thereafter.

              (ff) "Lot Sales Proceeds" means the cash proceeds from the sale of any Lots less the Reasonable Costs of those sales.

              (gg) "Maximum Lawful Rate" means the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the Loan at such time to exceed the maximum amount which Lender would be allowed to contract for, charge, take, reserve, or receive under Applicable Law after taking into account, to the extent required by Applicable Law, any and all relevant payments, fees or charges hereunder. To the extent the laws of the State of Texas are applicable for purposes of determining the "Maximum Lawful Rate," such term shall mean the "indicated rate declining" from time to time in effect under Article 5069-1.04, Title 79, Revised Civil Statues of Texas, 1925, as amended, or if permitted by Applicable Law and effective upon the giving of the notices required by such Article 5069-1.04 (or effective upon any other date otherwise specified by Applicable Law), the "quarterly declining" or "annualized ceiling" from time to time in effect under such Article 5069-1.04, whichever Lender shall elect to substitute for the "indicated rate ceiling," and vice versa, each such substitution to have the effect provided in such
Article 5069-1.04, and Lender shall be entitled to make such election from time to time and one or more times, and, without notice to Borrower or any other obligor, to leave any such substitute rate in effect for subsequent periods in accordance with subsection (h)(1) of such Article 5069-1.04. If under federal or state law there is no legal limitation on the amount or rate of interest that may be charged on amounts outstanding under this Note, there shall be no Maximum lawful Rate, notwithstanding any reference thereto herein or in any other Loan Document.

              (hh) "Membership Note" means any promissory note or other promise to pay the purchase price of a Club Membership.

              (ii) "Membership Note Proceeds" are cash proceeds paid pursuant to a Membership Note.





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              (jj)   "Membership Sales Percentage" means twenty-five percent
(25%) during any calendar quarter ending prior to January 1, 1999 and fifty percent (50%) during any calendar quarter ending thereafter.

              (kk) "Membership Sales Proceeds" means the cash proceeds from the sale of Club Memberships (including Membership Note Proceeds) by Maker or any affiliate of Maker less the Reasonable Costs of said sale.

              (ll) "Mortgaged Property" means the real and personal Property described in the Deed of Trust.

              (mm)   "Notes" means the Senior Note and the Junior Note.

              (nn) "Partner Disbursements" means distributions to the partners of the Borrower made or to be made in accordance with the terms of Borrower's Partnership Agreement.

              (oo) "Partnership Debt Limitation" during any calendar year shall be the amount shown opposite the respective year on the attached Schedule One.

              (pp) "Payment Proceeds" means cash received in payment of sums due or owing pursuant to a Lot Sale Note, Membership Note or Commercial Tract Note other than Dedicated Note Proceeds.

              (qq) "Permitted Amount" means the amount of funds in the Security Account Borrower is permitted to receive in accordance with the terms of this Agreement.

              (rr) "Permitted Purposes" means with regard to Same Quarter Funds, the payment of the Capital and Operating Costs incurred during said quarter. With regard to Previous Quarter Funds, the Capital and Operating Costs incurred during the previous quarter which are not paid with Same Quarter Funds of said previous quarter and Partner Disbursements.

              (ss) "Person" means any individual, corporation, partnership, limited liability company, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

              (tt) "Previous Quarter Funds" means funds which are deposited during one calendar quarter and the request for the disbursement of said funds is made in a subsequent calendar quarter;

              (uu) "Property" means that portion of the Mortgaged Property described as the Land and Improvements in the Deed of Trust.





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              (vv)   "Purchase Money Note" means any promissory note or other
evidence of indebtedness accepted by Borrower in partial payment for any part of the Property or for a Club Membership and all documents relating to or securing same, excluding any Purchase Money Note which is a part of the Existing Lot Sale Note Portfolio.

              (ww) "Reasonable Costs" are the reasonable and necessary costs of the applicable transaction, including legal fees, escrow fees, title policy fees, prorations and brokerage commissions.

              (xx) "Residential Construction Costs" means the reasonable and necessary costs actually incurred by Maker in connection with the construction of residential improvements on any Lot (excluding those costs incurred in connection with the construction or installation of roads, utility lines, drainage and other improvements completed in connection with the completion of the subdivision in which the respective Lot is situated).

              (yy) "Residential Improvements" means any improvements and equipment constructed or installed in connection with the development of the Property or the construction of residential structures on portions of the Property.

              (zz) "Regular Interest" mean the Senior Regular Interest and the Junior Regular Interest.

              (aaa) "Residential Unit Sales Proceeds" means the cash proceeds from the sale of Lots on which one or more residential structures have been constructed less (A) the Reasonable Costs of said sale and (B) the Residential Construction Costs paid in connection with the construction of residential improvements on the respective Lot.

              (bbb) "Sale or Financing Proceeds" means the unpaid principal balance of any Lot Sale Notes (other than those in the Existing Lot Sale Note Portfolio) , Membership Notes and Commercial Tract Notes as of the date of the closing of any transaction by which said notes are either sold or pledged as collateral for a loan (other than the loans evidenced by the Notes).

              (ccc) "Same Quarter Funds" means funds which are deposited to the Security Account and a request for disbursement of which is made during the same calendar quarter.

              (ddd) "Security Account" means one or more accounts at a financial institution designated from time to time as the Security Account and into which payments pursuant to Purchase Money Notes and Net Cash Proceeds [defined in Section 4.2(c)] shall be deposited in accordance with the further provisions of this Agreement.

              (eee) "Senior Note" means that certain Promissory Note dated August 29, 1997 in the principal amount of $110,000,000.00 executed by Borrower payable to the order of Lender.





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              (fff)  "Survey" means a survey of Property prepared by John R.
Snodgrass of Gannett Fleming Engineers & Planners in a form acceptable to Lender.

              (ggg) "Title Policy" means a mortgagee's policy of Title Insurance in a form acceptable to Lender and in the amount $170,000,000.00 insuring the lien created by the Deed of Trust to be a valid and superior lien against the Land and Improvements subject to only those Schedule B exceptions approved by Lender.

              (hhh) "Vertical Financing" means financing used to pay costs of Residential Improvements.

              (iii) "Vertical Financing Lender" means any Person providing Vertical Financing.

              (jjj) "Vertical Financing Liens" means liens and security interests securing payment of any Vertical Financing.

       1.2    Rules of Interpretation.

              (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

              (b) The singular includes the plural and the plural includes the singular.

              (c) A reference to any law includes any amendment or modification to such law.

              (d) A reference to any Person includes its permitted successors and permitted assigns.

              (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

              (f) The words "include," "includes" and "including" are not limiting.

              (g) The words "approval" and "approved" as the context so determines, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.





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              (h)    All terms not specifically defined herein or by generally
accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the State of Arizona, have the meanings assigned to them therein.

              (i) The words "herein," "hereof," "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

                                   ARTICLE II
                          THE LOANS AND PAYMENT TERMS

       2.1 The Loans. Subject to and in accordance with the further terms of this Agreement, Lender agrees to fund the Loans and upon the delivery of or the occurrence of the following:

              (a)    Borrower's execution of all Loan Documents;

              (b) Lender is satisfied that the Title Company will issue the Title Policy within ten (10) business days following funding of the Loans;

              (c)    The Survey;

              (d) Borrower's execution of Uniform Commercial Code financing statements with respect to the security interest granted in the Deed of Trust and delivery of evidence of the priority of the respective security interests perfected thereby;

              (e) Delivery of evidence that all applicable zoning ordinances and restrictive covenants affecting the Property permit the use for which the Property is intended and have been or will be complied with;

              (f) Delivery of a written report prepared by Law Engineering, Inc. ("Law Engineering Report") which (i) addresses the physical condition of all improvements and equipment situated on the Property and the compliance of the Property and all improvements thereon with Applicable Laws; (ii) includes a Phase I environmental assessment and if necessary a Phase II environmental assessment; (iii) an analysis of the utilities available to the Property and
(iv) contains conclusions and analysis acceptable to Lender.

              (g) Delivery of evidence that all of the streets providing access to the Property either have been dedicated to public use or established by private easement in form acceptable to Lender, duly recorded in the records of all counties in which the Property is located, and have been fully installed and accepted by the applicable Governmental Authorities, that all costs and expenses of the installation and acceptance thereof have been paid in full, and that there are no restrictions on the use and enjoyment of such streets that adversely affect, limit or impair Borrower's ability to develop and construct the contemplated improvements to the Property.





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              (h)    Delivery of evidence that Borrower has in force the
insurance policies described on the attached Exhibit "One" and Lender is shown as a loss payee/mortgagee. [All such insurance policies shall be in such amounts (unless otherwise provided herein), in such form and content and issued by such company or companies as may be acceptable to Lender, and shall provide that such insurance may not be canceled without thirty (30) days' written notice to Lender. In addition, Borrower shall deliver to Lender proof of payment of the premiums for all insurance required by this Agreement.]

              (i) Evidence satisfactory to Lender that no portion of the Property has been designated as habitat for any endangered species, or alternatively that the U.S. Fish and Wildlife Service has approved the Property for development;

              (j) A written report prepared by Carter & Burgess, Inc. evaluating the master plan of the Property (including its feasibility) which contains conclusions and analysis acceptable to Lender; and

              (k) Such other documents, instruments and certificates as Lender may reasonably require to evidence the status, organization or authority of the Borrower or to evidence, govern or secure the payment of the Loan.

All conditions precedent to the obligation of Lender to make any advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any advance in the absence of strict compliance with such conditions precedent. All requirements of this Agreement may be waived by Lender, in whole or in part, at any time.

       2.2    Interest.

              (a) The unpaid principal amount of the Senior Note shall bear interest at the rate of ten percent (10%) per annum ("Regular Senior Interest") from the date hereof until the entire principal amount of the Senior Note and all accrued interest is paid in full. Any unpaid accrued Regular Senior Interest as of December 31 of each year shall accrue interest ("Special Senior Interest") at the rate of ten percent (10%) per annum from the respective December 31 until said Regular Senior Interest and the Special Senior Interest accrued thereon is paid in full.

              (b) The unpaid principal amount of the Junior Note shall bear interest at the rate of Fourteen percent (14%) per annum ("Regular Junior Interest") from the date hereof until the entire principal amount of the Junior Note and all accrued interest is paid in full. Any unpaid accrued Regular Junior Interest as of December 31 of each year shall accrue interest ("Special Junior Interest") at the rate of fourteen percent (14%) per annum from the respective December 31 until said Regular Junior Interest and the Special Junior Interest accrued thereon is paid in full.





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       2.3    Payments and Application.

              (a) Within fifteen (15) days after the end of each calendar quarter, Borrower shall pay Lender an amount ("Quarterly Payment") equal to the sum of the following (each calculated based upon the results of the calendar quarter immediately prior to the respective due date except that the amount due on January 15, 1998 shall be calculated based upon the period commencing on the date hereof and ending December 31, 1997): (a) the Lot Sale Percentage multiplied by (i) the Lot Sales Proceeds and (ii) the Payment Proceeds received pursuant to any Lot Sale Note, (b) the Membership Sales Percentage multiplied by (i) the Membership Sales Proceeds and (ii) the Payment Proceeds from any Membership Note, (c) the Lot Sale Percentage multiplied by the Residential Unit Sales Proceeds, (d) seventy-five percent (75%) of (i) the Commercial Sales Proceeds and (ii) the Payment Proceeds from any Commercial Tract Note and (e) 50% of the Sale or Financing Proceeds from any Lot Sale Note, Membership Note or Commercial Tract Note. The first Quarterly Payment shall be due on January 15, 1998 and subsequent Quarterly Payments shall be due on the same day of each January, April, July and October thereafter until the payment in full of the Notes. Provided however, if the application of any Quarterly Payment in accordance with the further provisions of this Agreement would cause the remaining balance (principal and interest) of Junior Note to be less than the Applicable Minimum Amount, the amount of the Quarterly Payment shall be reduced by the amount required to cause the remaining balance (principal and interest) of the Junior Note to be equal to the Applicable Minimum Amount.

              (b) Each Quarterly Payment and the proceeds from any foreclosure of the Collateral shall be applied to the balances owing pursuant to the Notes in the following order: (i) first, to the payment of Regular Senior Interest and Special Senior Interest, (ii) second, to the payment of Regular Junior Interest and Special Junior Interest, (iii) third, to the payment of the principal owing pursuant to the Senior Note until the entire balance owing pursuant to the Senior Note has been paid in full, and (iv) finally, to the payment of the principal owing pursuant to the Junior Note. Provided however, if the amount of the Quarterly Payments paid during the respective calendar year equals or exceeds the amount of Regular Interest accrued during said calendar year, the amount applied to the principal owing to the Notes during said calendar year shall be reduced by the amount necessary to reduce the accrued Regular Interest to zero as of December 31 of said calendar year and said amount shall be applied to the accrued Regular Interest as of said December 31.

              (c) If as of any December 31 during the term of this Agreement, the principal owing pursuant to either Note has not be reduced by at least the Cumulative Required Amortization applicable to that Note or all accrued Regular Interest has not been paid in full, on or before fifteen (15) days after said December 31, Borrower shall pay an amount equal to Cumulative Required Amortization Deficit plus any accrued Regular Interest (as of the respective December 31). Any payment required pursuant to this subsection shall be in addition to any payment required pursuant to either subsection (a) or (b) of this Section 1. The amount of said payment shall not be credited to any payment required pursuant to any other provision of this Note and shall not postpone any such other payment.





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              (d)    If the maturity of either of the  Notes is not accelerated pursuant to the terms hereof or the Loan Documents, or the respective Note has not been fully paid by such date, (i) the entire principal balance of the Senior Note and all accrued and unpaid interest thereon shall be due and payable in full on December 31, 2005 and (ii) the entire principal balance of the Junior Note and all accrued and unpaid interest thereon shall be due and payable in full on December 31, 2010.

              (e) After the occurrence of a Default (hereinafter defined), or the maturity date of either Note, past due principal, and past-due interest to the extent permitted by law, shall bear interest at the Maximum Lawful Rate or, if no Maximum Lawful Rate is established by Applicable Law, then at the rate of eighteen percent (18%) per annum (the "Past Due Rate").

              (f) Interest on the Notes shall be calculated at a daily rate equal to 1/360 of the applicable annual percentage rate which each Note bears, subject to the provisions of this Agreement limiting interest to the maximum permitted by Applicable Law.

              (g) Whenever any payment shall be due on a day which is not a business day, the date on which such payment is due shall be extended to the next succeeding business day, and such extension of time shall be included in the computation of the amount of interest then payable.

              (h) At the option of Lender, Borrower shall pay a late fee ("Late Fee") equal to five percent (5%) of any payment due hereunder which is paid more than ten (10) days after its due date; provided however no Late Fee shall be due if the amount thereof when added to the all other interest contracted for, charged or received pursuant to this Agreement or any other Loan Document would exceed the maximum interest allowed by Applicable Law.

              (i) The payment and performance of the Junior Note and the liens and security interests securing the Junior Note shall be subordinate and inferior to the payment and performance of the Senior Note and the liens and security interests securing the Senior Note.

       2.5 Loan Fee. On or before December 31, 1997, Maker shall pay Lender the sum of $3,400,000.00 ("Loan Fee") in consideration of Lender funding the Loans. The Loan Fee is separate consideration and shall not be applied to any principal or interest owing pursuant to the Notes.

                                  ARTICLE III
                         EVENTS OF DEFAULT AND REMEDIES

       3.1 Default. The occurrence of any one of the following shall be a default under this Agreement and the other Loan Documents ("Default"):

              (a) Any principal, interest or other amount of money due under either of the Notes or the other Loan Documents is not paid in full within five (5) business days from the date





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due in accordance with the terms hereof, regardless of how such amount may have become due, whether by its terms, acceleration, maturity or otherwise;

              (b) Any covenant, agreement obligation or condition herein or in the Deed of Trust or any other Loan Document (other than covenants to pay any of the indebtedness hereunder or thereunder) is not fully and timely performed, observed, kept or complied with an such failure, refusal or neglect continues for thirty (30) days after written notice thereof has been given to Borrower; provided that if by reason of the nature of the agreement or obligation the same cannot be remedied or cured within such thirty (30) day period, then, so long as Borrower commences to cure such failure within such thirty (30) day period and is continually and diligently attempting to cure to completion, such failure, refusal or neglect shall not be a Default unless such failure remains uncured for sixty (60) days after such written notice to Maker;

              (c) Any statement, certification, representation or warranty in any of the Loan Documents, or in any other writing heretofore or hereafter delivered to Lender or any holder hereof in connection with the Loan, is false, fraudulent, misleading or erroneous in any material respect when made or deemed to have been made;

              (d) Borrower or the owner of any part of the Collateral if anyone other than Borrower or any person obligated to pay any part of the indebtedness under the Notes:

              (1) (i) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (ii) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (iii) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of any Debtor Relief Law (hereinafter defined), or takes any action in furtherance thereof; or (iv) seeks the appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property; or

              (2) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property, and (i) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (ii) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (iii) in a proceeding under the Title 11 of the United States Code, the case is converted from one chapter to another, or (iv) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or ninety (90) days next following the date of its filing; or

              (3) Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property





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       to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while involvement, any creditor to obtain a lien (other than as described in subparagraph (4) below) upon any of its property through legal proceedings which are not vacated and such lien is not discharged prior to enforcement of such lien and in any event within sixty (60) days from the date thereof; or

              (4) Fails to have discharged within a period of thirty (30) days any attachment, sequestration, or similar writ levied upon any of its property; or

              (5) Fails to pay immediately any final money judgment against it.

              (e) Any sale, lease, conveyance, assignment, pledge or transfer of all or any part of the Collateral or any interest therein, whether by operation of law or otherwise, without the prior written consent of Lender, subject, however, to the provisions of Sections 4.2 and 4.3 of the Agreement with respect to releases or subordination of portions of the Collateral. Lender, in its sole discretion, may waive a default under this subparagraph
(e), but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which the holder may require: the transferee's integrity, reputation, character, creditworthiness and management ability being satisfactory to the holder in its sole judgement, such transferee executing, prior to such sale or transfer, a written assumption agreement containing such terms as the holder may require, a principal pay down on the Notes, an increase in the rate of interest payable under the Notes, a transfer fee, and any other modification of the Loan Documents which the Lender may reasonably require;

              (f) Without the prior written consent of the Lender, Borrower grants any easement or dedication, files any plat, condominium declaration or restriction, or similarly encumbers the Property, or seeks or permits any zoning reclassification or variance with respect to the Property, except in the ordinary course of business and consistent with the prior an ongoing development of the Property, and provided that any such action does not materially or adversely affect the Property or the value thereof or the liens and rights of the holder under the Deed of Trust;

              (g) A default or event of default occurs under any lien, security interest or assignment covering any of the Collateral or any part thereof (without hereby implying the Lender's consent to any such lien, security interest or assignment not created under the Loan Documents), or the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder;

              (h) The Property is so demolished, destroyed or damaged that, in the reasonable opinion of the Lender, it cannot be restored or rebuilt with available funds (including any casualty insurance proceeds) to the condition prior to such occurrence within a reasonable period of time and in any event prior to the maturity date of the Note;

              (i) There is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or conveyance in lieu of such a taking is executed, which provides for the transfer of a material portion of the Property, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Property or which would cause the Property to fail to comply with any material law, rule or regulation applicable thereto;

              (j) The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing of the Borrower;

              (k) A Loan Document shall for any reason without Lender's specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in any material part, or the validity or enforceability thereof, in whole or in any material part, shall be challenged or denied by any party thereto other than Lender; or the liens and/or security interests of Lender in any of the Collateral become unenforceable in whole or in any material part, or cease to be of the priority required in the Loan Documents, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Borrower; or

              (l) A default or event of default occurs under any Loan Document and the same is not remedied within the applicable period of grace or cure (if any) provided in such Loan Document.

       3.2 Remedies. Any Default shall constitute a default under each of the other Loan Documents, and any default under any of the Loan Documents shall constitute a Default under this Agreement and a default under each of the Loan Documents. Upon the occurrence of a Default, Lender shall have the right to declare the unpaid principal balance and accrued but unpaid interest on the Notes (or either of them) at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment the Notes, to offset against the Notes any sum or sums owed by Lender to Borrower and to exercise any of its other rights, powers and remedies under this Agreement, under any other Loan Document, or at law or in equity.

       3.3 Non-Waiver/Remedies Cumulative. Neither the failure by Lender to exercise, nor delay by Lender in exercising, the right to accelerate the maturity of either Note or any other right, power or remedy upon any Default shall be construed as a waiver of such Default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by Lender of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Agreement and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Lender shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Notes, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of Lender to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

                                   ARTICLE IV
                      SECURITY, SUBORDINATION AND RELEASE

       4.1. Security Agreement. Borrower grants to Lender a security interest in: (a) all Purchase Money Notes now existing or hereafter acquired by Borrower, all liens and security interests securing same and all payments and other consideration paid pursuant thereto and all files and other records relating thereto, (b) all monies now or hereafter deposited to the Security Account, (c) all Club Memberships now or hereafter owned by Borrower and (d) all proceeds and products from the items described in clauses (a) through (c). In addition to its rights hereunder or otherwise, Beneficiary shall have all of the rights of a secured party under the Chapter Nine of Texas Business and Commerce Code and the Uniform Commercial Code in force in any other state to the extent the same is Applicable Law. Upon the execution of each Purchaser Money Note, Borrower shall deliver the original of same, together with such endorsements ("Endorsements") (including endorsements in blank) as Lender may request, to Lender or to an escrow or collateral agent ("Escrow Agent") designated by Lender. Lender, or if designated, the Escrow Agent, shall be entitled to the exclusive possession of each Purchase Money Note until it is released in accordance with the provisions of this Agreement. Borrower agrees that any Escrow Agents are authorized to hold possession of the Purchase Money Notes on behalf of Lender in order to perfect the security interest created hereby. Without limiting its other rights created hereby or pursuant to Applicable Law, upon the occurrence of any Default, Lender shall be irrevocably authorized to: (a) complete any Endorsements and deliver the respective Purchase Money Notes in accordance with Lender's sole discretion and (b) apply all monies deposited to the Security Account to the payment of the sums due pursuant to any Loan Document. All monies deposited to the Security Account may be withdrawn, wired or transferred upon the signature and authorization of only those persons designated by Lender. All payments pursuant to any Purchase Money Note shall be deposited to the Security Account by the end of the first business day following Borrower's receipt of same. At the request of Lender, Borrower shall instruct any Person obligated pursuant to a Purchase Money Note to pay all sums owing to an account or entity designated by Lender and all such payments shall be promptly deposited to the Security Account. If a maker of a Purchase Money Note defaults and Borrower forecloses the security therefor and recovers the Lot or

Club Membership secured thereby, Borrower shall promptly execute such documents as are necessary to cause said Lot or Club Membership to be encumbered by the liens and security interests created by this Agreement or the Deed of Trust, as applicable. Borrower shall (i) not modify or allow the modification of the terms of any Purchase Money Note, (ii) promptly take all actions necessary to enforce the terms of each Purchase Money Note and the documents securing same and (iii) not waive any of the terms of any Purchase Money Note or the documents securing same.

        4.2   Partial Releases.

              (a) Partial Release of Property Portions of the Property shall be released from the lien of the Deed of Trust, from time to time in accordance with the following. If from time to time Borrower desires to sell in the ordinary course of business any Lot, such Lot will be released from the lien of the Deed of Trust by Beneficiary at the closing of the sale of such Lot, provided that (i) there is no Default nor has any event occurred which with notice or the passage of time would become a Default; (ii) the sale is to an independent third party pursuant to a bona fide contract of sale; (iii) Borrower has delivered to Lender at least three (3) days prior written notice of the proposed sale of the particular Lot (including the purchase price and any other significant terms of such sale), together with a form of Release of Lien covering the Lot for which a release is sought and a property description of the Lot; and (iv) Borrower has performed the applicable Partial Release Obligations (hereafter defined). As used herein, Lots include, but are not limited to, Lots on which improvements have been constructed; provided however Lender shall not be obligated to release any Lot on which improvements are constructed if any part of the consideration for release is the delivery of a Purchase Money Note. If Borrower desires to sell all or substantially all of the Lots or any unplatted tracts or parcels of the Land, Borrower must first obtain Lender's prior written consent to such sale. If Lender consents to such sale, such property will be released from the Deed of Trust subject to and upon the same terms and conditions set forth in the preceding clauses (i), (ii),
(iii) and (iv) for the release of a Lot.

              (b) Partial Release of Purchase Money Notes and Club Memberships. Upon the sale of any Club Membership in ordinary course of Borrower's business, Lender shall partially release the security interest created by this Agreement in so far as it encumbers the Club Membership sold provided (i) there is no Default nor has any event occurred which with notice or the passage of time would become a Default; (ii) the sale is to an independent third party pursuant to a bona fide contract of sale; and (iii) Borrower has performed the applicable Partial Release Obligations. Lender agrees to release its security interest in any Purchase Money Note which Borrower sells or pledges to another party pursuant to a bona fide transaction ("Third Party Transaction") provided (A) there is no Default nor has any event occurred which with notice or the passage of time would become a Default, (B) Beneficiary approves the terms of the Third Party Transaction and (C) Borrower has performed the applicable Partial Release Obligations. Lender agrees to release its security interest in any Purchase Money Note which is paid in full provided (D) there is no Default nor has any event occurred which with notice or the passage of time would become a Default and (E) Borrower has performed the applicable Partial Release Obligations.

              (c) Partial Release Obligations. In connection with each partial release, Borrower shall do the following ("Partial Release Obligations"): (i) pay all of the costs and expenses of Beneficiary and Lender, including without limitation reasonable attorneys' fees, in connection with each partial release; (ii) deposit all Net Cash Proceeds (hereafter defined) to the Security Account; (iii) not accept a Purchase Money Note unless the terms are approved by Lender and not accept a Purchase Money Note in connection with the sale of a Lot on which improvements have been constructed,
(iv) if a part of the sales price of a Lot or Club Membership is a Purchase Money Note, perform all of the obligations of Borrower pursuant to Section 4.1 of this Agreement in order to perfect Lender's security interest in the respective Purchase Money Note; and (v) take any additional actions reasonably requested by Lender to ratify, confirm, verify or modify the security interest in the Security Account and any Purchase Money Notes in order that the security interest created by Agreement is a prior perfected security interest in the Security Account and the respective Purchase Money Note. As used herein "Net Cash Proceeds" means (A) the gross cash proceeds from (1) the sale of a Lot, other parcel of the Land, or Club Membership, as applicable, or (2) the funding of any Third Party Transaction; less (B) the reasonable and necessary expenses of the applicable transaction, including but not limited to, legal fees, escrow fees, title policy fees, prorations and brokerage commissions. In connection with the payment in full of a Purchase Money Note the term "Net Cash Proceeds" means all sums paid pursuant to the applicable Purchase Money Note which have not been previously considered in the calculation of the amounts owing pursuant to Section 2.3(a).

       4.3 Subordination. Lender agrees to execute an agreement ("Subordination Agreement") subordinating the Crescent Liens to the Vertical Financing Liens provided: (i) Lender approves the terms of the Subordination Agreement, the terms of documents evidencing and securing the Vertical Financing and the amount of the Vertical Financing; (ii) there is no Default and no event has occurred which could become a Default with the passage of time or giving of notice; (ii) the Vertical Financing Liens will encumber only that portion of the Property upon which Borrower constructs or installs Residential Improvements financed with the proceeds of the respective Vertical Financing, and (v) the Vertical Financing Lender executes an agreement having terms reasonably acceptable to Lender, including but not limited to, notice and opportunity to cure rights for Lender, condemnation and casualty provisions and partial release provisions. Nothing in this Agreement shall in any way impair or affect the lien created by the Deed of Trust, except as specifically set forth herein.

        4.4 Security Account. Lender may, from time to time, designate the financial institution which shall hold the Security Account and the signatories required for withdrawal of the funds deposited to the Security Account. (It is contemplated that only officers, employees or agents of Lender shall have the authority to withdraw funds.) Borrower shall be entitled to disbursements from the Security Account only upon compliance with the terms this Agreement.
Within _____ days following the delivery of a Disbursement Request and any supporting information requested by Lender, Lender shall disburse to Borrower the Permitted Amount provided the following conditions ("Disbursement Conditions") are satisfied: (a) no Default has occurred and no event has occurred which with the passage of time or giving of notice will result in a Default, (b) the requested Disbursement is in the Permitted Amount and will be used for only the Permitted Purposes and (c) Borrower has not delivered more than three (3) Disbursements Requests during the preceding three (3) months prior to the delivery of the respective Disbursement Request. The Permitted Amount of a request for Same Quarter Funds shall be the lesser of (a) the amount of the Capital and Operating Costs to be paid with the disbursement or (b) the amount of Same Quarter Funds less Lender's estimate of the amount of the Same Quarter Funds required to pay the next Quarterly Payment pursuant to this Agreement and any other payments pursuant to the Notes which Lender estimates will require the respective Same Quarter Funds. The Permitted Amount of any request for Previous Quarter Funds shall be the lesser of (a) the amount of the Capital and Operating Costs and Partner Disbursements to be paid with the disbursement or (b) the amount of Previous Quarter Funds less Lender's estimate of the amount of said Previous Quarter Funds required to pay the next Quarterly Payment pursuant to this Agreement and any other payments pursuant to the Notes which Lender estimates will require said Previous Quarter Funds to the extent said payments have not already been paid. Borrower shall not disburse funds received from the Security Account for any purpose other than a Permitted Purpose.

                                   ARTICLE V
                        FINANCIAL RECORDS AND STATEMENTS

       5.1 Records and Accounts. The Borrower will (a) keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, as revised from time to time, and (b) maintain reasonably adequate accounts and reserves for all taxes, depreciation and amortization of its properties and the properties, contingencies and other reserves. The Borrower shall not, without the prior written consent of the Lender, make any material change to the accounting procedures used by such Person in preparing the financial statements and other information described in Section 5.2. The Borrower shall not, without the prior written consent of the Lender, change its fiscal year.

       5.2 Financial Statements, Certificates and Information. The Borrower will deliver to the Lender:

              (a) as soon as practicable, but in any event not later than 120 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower at the end of such year, and the related audited consolidated statements of income, changes in capital and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by a "Big Six" accounting firm or another accounting firm reasonably acceptable to the Lender, and any other information the Lender may reasonably require to complete a financial analysis of the Borrower;

              (b) as soon as practicable, but in any event not later than 45 days after the end of each fiscal quarter of the Borrower (including the fourth fiscal quarter in each year), copies of the unaudited consolidated balance sheet of the Borrower as at the end of such quarter, and the related unaudited consolidated statements of income, changes in capital and cash flows for the portion of the Borrower's fiscal year then elapsed, all prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower on the date thereof (subject to year-end adjustments.)

              (c) not later than ______ days prior to the beginning of each respective calendar year, the budget ("Budget") for the next calendar year. The Budget shall be in form reasonably satisfactory to the Lender and shall be submitted to the Lender together with a narrative description of the assumptions upon which the Budget is based and such other information as the Lender may request; and

              (d) from time to time such other financial data and information in the possession of the Borrower (including without limitation auditors' management letters, market comparable studies, property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting the Borrower or its Subsidiaries) as the Lender may reasonably request.

                                   ARTICLE VI
                                OTHER AGREEMENTS

       6.1    Further Agreements.

              (a) Borrower shall promptly pay or cause to be paid, when due, all costs, charges and expenses incurred in connection with the development, construction and completion of the improvements on the Property, and shall keep the Property free and clear of any and all liens, charges or encumbrances other than the liens and security interests of the Deed of Trust and those approved by Lender, if any. Within seven (7) days after written demand from Lender, Borrower will cause any lien claim filed against the Property to be released of record or, in lieu thereof, Borrower will furnish Lender with a bond, in form and with sureties satisfactory to Lender, indemnifying Lender against any loss, cost, damage or expense on account of any such lien claim. The provisions of this section are subject to the agreements set forth in Section 4.3.

              (b) Borrower shall pay to or for the account of Lender, on demand, the attorney's fees and expenses of Lender's counsel in connection with the negotiation, closing, administration, collection and refinancing of the Loans, all title insurance premiums, survey costs, hazard insurance premiums, filing and recording fees, reasonable expenses incurred by Lender's representatives in making inspections of the Property, and other reasonable expenses incurred by Lender in connection with consummation of the transactions contemplated by this Agreement.

       6.2 Actions and Proceedings. Lender may (but shall not be obligated to) commence, appear in or defend any action or proceeding purporting to affect the Property or any other Collateral or the rights or duties of Lender or Borrower or the payment of any funds hereunder, and in connection therewith may pay all reasonably necessary expenses, including reasonable attorney's fees, which Borrower agrees to pay to Lender upon demand together with interest thereon at the maximum rate allowed by Applicable Law or if no such maximum rate is provided by Applicable Law at the rate of 1.5% per month. Borrower hereby irrevocably appoints and authorizes Lender, as Borrower's agent, to execute, file and record any notice of completion or cessation of labor or any other notice which Lender deems necessary or advisable to protect its interest hereunder or the security for the Loans.

       6.3    Hazardous Materials: Indemnification.

              (a) Borrower agrees (i) that Borrower shall not receive, store, dispose or release any Hazardous Materials on or to the Property or transport any Hazardous Materials to or from the Property except in accordance with all Governmental Requirements or permit the existence of any Hazardous Materials Contamination; (ii) to give written notice to Lender immediately upon Borrower's acquiring knowledge of the presence of any Hazardous Materials on the Property or the transport of any Hazardous Materials to or from the Property or of the existence of any Hazardous Materials Contamination, with a full description thereof; (iii) promptly, at Borrower's sole cost and expense, to comply with any Governmental Requirements requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide Lender with satisfactory evidence of such compliance; (iv) to provide Lender, within thirty (30) days after demand by the Lender, with financial assurance evidencing to Lender's satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessments which may be established on the Property as a result thereof; and
(v) to insure that all leases, licenses, and agreements of any kind now or hereafter executed which permit any party to occupy, possess, or use in any way the Property or any part thereof, whether written or oral, include an express prohibition on the disposal or discharge of any Hazardous Materials at or affecting the Property, and a provision that failure to comply with such prohibition shall expressly constitute a default under any such agreement.

              (b) Borrower shall not cause or suffer any liens to be recorded against the Property as a consequence of, or in any way related to, the presence, remediation or disposal of Hazardous Materials in or about the Property, including any so-called state, federal or local "Superfund" lien relating to such matters.

              (c) Borrower shall at all times retain any and all liabilities arising from the presence, handling, treatment, storage, transportation, removal or disposal of Hazardous Materials on the Property. Regardless of whether any Default shall have occurred and be continuing or any remedies in respect of the Property are exercised by Lender, Borrower shall defend, indemnify and hold harmless Lender and any trustee named in the Deed of Trust (and any successor to such trustee) from and against any and all liabilities (including strict liability), suits, actions, claims, demands, penalties, damages (including, without limitation, lost profits, consequential damages, interest, penalties, fines and monetary sanctions), losses, costs and expenses (including, without limitation, reasonable attorneys' fees and remedial costs) (the foregoing are hereinafter collectively referred to as "Liabilities") which may now or in the future (whether before or after the culmination of the transactions contemplated by this Agreement) be incurred or suffered by Lender or the trustee named in the Deed of Trust (or any successor to such trustee) by reason of, resulting from, in connection with, or arising in any manner whatsoever out of the breach of any warranty or covenant or the inaccuracy of any representation of Borrower contained or referred to in this Section 6.2 or Section 7.11 of this Agreement or which may be asserted as a direct or indirect result of the presence on or under, or escape, seepage, leakage, spillage, discharge, emission or release from the Property of any Hazardous Materials or any Hazardous Materials Contamination or arise out of or result from the environmental condition of the Property or the applicability of any Governmental Requirements relating to Hazardous Materials, regardless of whether or not caused by or within the control of Borrower, Lender, or the trustee named in the Deed of Trust (or any successor to such trustee).

Such Liabilities shall include, without limitation: (i) injury or death to any person; (ii) damage to or loss of the use of any property; (iii) the cost of any demolition and rebuilding of any improvements now or hereafter situated on the Property or elsewhere, and the cost of repair or remediation of any such improvements; (iv) the cost of any activity required by any Governmental Authority; (v) any lawsuit brought or threatened, good faith settlement reached, or governmental order relating to the presence, disposal, release or threatened release of any Hazardous Material, on, from or under the Property; and (vi) the imposition of any liens on the Property arising from the activity of Borrower or Borrower's predecessors in interest on the Property or from the existence of Hazardous Materials upon the Property or Hazardous Materials Contamination.

       The covenants and agreements contained in this Section 6.3 shall survive the consummation of the transactions contemplated by this Agreement and the payment in full of the Notes.

                                  ARTICLE VII
                   BORROWER'S WARRANTIES AND REPRESENTATIONS

       Borrower represents and warrants to Lender the statements set forth in Sections 7.1 through 7.12.

       7.1 Owner of Property. Borrower owns, beneficially and of record, and not as agent for any third party, fee simple title to the Property; the Property is the same property described in the Deed of Trust; and there are no liens, claims or charges against the Property whatsoever, other than the lien of the Deed of Trust, and taxes for the year 1997 and subsequent years, which are not yet due and payable, and the Permitted Exceptions (described in the Deed of Trust).

       7.2 Prior Liens. Borrower has not taken, suffered or permitted any action, the effect of which would be to establish or cause the inception or priority of any mechanic's or materialman's lien, statutory or otherwise, or other lien, charge or encumbrance upon the Property to be prior or superior to the liens and security interests of the Deed of Trust, except liens which may arise out of construction of improvements on portions of the Property prior to the recording of the Deed of Trust.

       7.3 Prior Warranties, Representations, and Certifications. All warranties, representations and certifications made and all information and materials submitted or caused to be submitted to Lender in connection with the Loans are true and correct, and there have been no material changes in or conditions affecting any of such warranties, representations, certifications, materials or information prior to the date hereof.

       7.4 Authority to Execute Loan Documents. The execution and delivery of the Loan Documents have been duly authorized or approved by Borrower, and when executed and delivered by Borrower, or when caused to be executed and delivered on behalf of Borrower, will constitute the valid and binding obligations of the obligors thereon, enforceable in accordance with their respective terms and the payment or performance thereof will be subject to no offsets, claims or defenses.

       7.5 Claims and Litigation. The Borrower warrants, certifies and represents that there is no material pending or threatened claim or litigation against the Property or against Borrower.

       7.6 Other Agreements. The execution and delivery of the Loan Documents will not violate or contravene in any way the partnership agreement of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or its respective property may be bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower except as contemplated by the provision of the Loan Documents, and no action or approval with respect thereto by any third person is required.

       7.7 Approval of Governmental Authorities. No consent or approval of any regulatory body to the execution, delivery or performance of the Loan Documents is required by law. The execution and the delivery of the Loan Documents do not contravene any law, order, decree, rule or regulation to which any person, firm or entity executing any of such Loan Documents is subject.

       7.8 Financial Condition. Borrower warrants and represents that it is solvent, is not bankrupt, is paying its debts as such debts become due and has no outstanding liens, suits, garnishments, bankruptcies or court actions which could render it insolvent.

       7.9 Organization of Borrower. Borrower is a limited partnership duly organized and existing under the laws of the State of Delaware and there are no proceedings or other actions pending, threatened or contemplated for the liquidation, termination or dissolution of Borrower. Borrower is authorized to do business in Arizona.

       7.10 Disclosure. There is no fact known to Borrower that Borrower has not disclosed to Lender in writing that could materially adversely affect the property, business or financial condition of Borrower or the Property.

       7.11   Compliance with Environmental Requirements:  No Hazardous
              Materials.

              (a) To the best of Borrower's knowledge: (i) no Hazardous Materials are located on the Property or have been released into the environment, or deposited, discharged, placed or disposed of at, on, under or near the Property, or have been transported to or from the Property except in compliance with all Governmental Requirements; and (ii) no portion of the Property is being used or has been used at any previous time, for the disposal, storage, treatment, processing, manufacturing or other handling of Hazardous Materials nor is any part of the Property affected by any Hazardous Materials Contamination.

              (b) To the best of Borrower's knowledge: (i) no Hazardous Materials are located on property adjoining the Property; (ii) no property adjoining the Property has ever been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials; and (iii) no other property adjoining the Property is affected by Hazardous Materials Contamination.

              (c) To the best of Borrower's knowledge, no asbestos or asbestos-containing materials have been installed, used, incorporated into, or disposed of on the Property.

              (d) To the best of Borrower's knowledge, no polychlorinated biphenyls or materials containing polychlorinated biphenyls are located on or in the Property, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device or form.

              (e) To the best of Borrower's knowledge, no underground storage tanks are located on the Property or were previously located on the Property and subsequently removed or filled.

              (f) To the best of Borrower's knowledge, no investigation, administrative order, consent order, agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated or in existence with respect to the Property. To the best of Borrower's knowledge, the Property and its existing and prior uses comply and at all times have complied with any applicable Governmental Requirements relating to environmental matters or Hazardous Materials. To the best of Borrower's knowledge, there is no condition on the Property which is in violation of any applicable Governmental Requirements relating to Hazardous Materials, and Borrower has received no communication from or on behalf of any Governmental Authority that any such condition exists. To the best of Borrower's knowledge, the Property is not currently on, and has never been on, any federal, state, "Superfund" or "Superlien" list.

              (g) Except for studies, audits, and reports pertaining to the Property which have been made available to Lender, there have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of Borrower or available to Borrower in relation to the Property.

              (h)    All representations and warranties contained in this
Section 7.11 shall survive the consummation of the transactions contemplated in this Agreement.

              (i) As used in this Section 7.11 and in Section 7.12, "Borrower's Knowledge" is limited to its review of the Law Engineering Report and is not based on any further inquiry.

       7.12 System Compliance. To the best of Borrower's knowledge, the storm and sanitary sewer system, water system and all mechanical systems of the Property do (or when constructed will) comply with all applicable environmental, pollution control and ecological laws, ordinances, rules and regulations, and the applicable environmental protection agency, pollution control board and/or other Governmental Authority having jurisdiction of the Property have issued their permits for the construction, tap-on and operation of those systems.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

       8.1 Notice. In the event any party hereunder desires or is required to give any notice to any other party, such notice shall be deemed delivered when the notifying party deposits same in the United States mail, certified mail, return receipt requested, postage prepaid, addressed to the person or entity at the address set forth below.

       If to Lender:               Crescent Real Estate Equities Limited
                                   Partnership
                                   777 Main Street, Suite 2100
                                   Fort Worth, Texas 76102
                                   Attention: Gerald W. Haddock
                                   Telephone:     (817) 878-0444
                                   Facsimile:     (817) 878-0429

       If to Borrower:             Desert Mountain Properties Limited
                                   Partnership
                                   777 Main Street, Suite 2100
                                   Fort Worth, Texas 76102
                                   Attention: David M. Dean.
                                   Telephone:     (817) 878-0442
                                   Facsimile:     (817) 878-0429

       8.2 Limitation on Interest. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the Loan, or otherwise, shall the amount paid, or agreed to be paid to Lender for the use, forbearance, or detention of the money to be loaned hereunder or otherwise or for the payment or performance of any covenant or obligation contained herein or in the Notes, Deed of Trust or in any other Loan Document, exceed the maximum amount permissible under Applicable Law. If from any circumstance whatsoever, fulfillment of any provision hereof or of the Notes, Deed of Trust or other Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by Applicable Law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance the Lender shall ever receive as interest or otherwise an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Loans or on account of any other principal indebtedness of the Borrower to the Lender, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Lender for the use, forbearance or detention of the indebtedness of the Borrower to the Lender shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the Borrower and the Lender. The term "Applicable Law" as used in this Section 8.2 means (1) the law pertaining to maximum rates of interest that is now in effect and (2) any law that comes into effect at any time in the future allowing a higher maximum interest rate than the law now in effect.

       8.3 Exculpation. Lender has no liability or obligation whatsoever or howsoever in connection with the Property or the development, construction or completion thereof or work performed thereon, and has no obligation except to advance the loan proceeds as herein agreed, and Lender is not obligated to inspect the Property; nor is Lender liable and under no circumstances whatsoever shall Lender be or become liable for the performance or default of any contractor or subcontractor, or for any failure to construct, complete, protect or insure the Property, or any part thereof, or for the payment of any cost or expense incurred in connection therewith, or for the performance or nonperformance of any obligation of Borrower to Lender or to any other person, firm or entity without limitation; and nothing, including without limitation any disbursement of loan proceeds or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, on Lender's part.

       8.4 Role of Lender. Any term or condition hereof, or of any of the Loan Documents to the contrary notwithstanding, Lender shall not have, and by its execution and acceptance of this Agreement hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the business and affairs of Borrower, and any term or condition hereof, or of any of the Loan Documents, permitting Lender to disburse funds, whether from the proceeds of the Loans or otherwise, or to take or refrain from taking any action with respect to the Borrower, the Property or any other collateral for repayment of the Loan, shall deem to be solely to permit Lender to audit and review the management, operation and conduct of the business and affairs of Borrower, and to maintain and preserve the security given by Borrower to Lender for the Loan and may not be relied upon by any other person. Further, Lender shall not have, has not assumed and by its execution and acceptance of this Agreement hereby expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of Borrower, and no term or condition hereof, or of any of the Loan Documents, shall be construed otherwise.

       Borrower hereby expressly acknowledges that no term or condition hereof, or of any of the Loan Documents, shall be construed so as to deem the relationship between Borrower and Lender to be other than that of Borrower and Lender, and Borrower shall at all times represent that the relationship between Borrower and Lender is solely that of Borrower and Lender. Borrower hereby indemnifies and agrees to hold Lender harmless from and against any cost, expense or liability incurred or suffered by Lender as a result of any assertion or claim of any obligation or responsibility of Lender for the management, operation and conduct of the business and affairs of Borrower or as a result of any assertion or claim of any liability or responsibility of Lender for the payment or performance of any indebtedness or obligation of Borrower.

       8.5 Indemnity. Borrower hereby expressly acknowledges and recognizes its responsibility for and agrees to indemnify and hold Lender and its successors and assigns absolutely harmless from and against all costs, expenses, liabilities, loss, damage or obligations incurred by or imposed upon or alleged to be due by Lender or its successors and assigns in connection with the assertion of (a) any claim for brokerage, agency or finder's fees for commissions in connection with the Loans; or (b) any claim for attorneys', appraisal, title insurance, inspection or other fees, costs and expenses incurred in connection with the negotiation, closing, administration, collection or refinancing of the Loans, which arise by, through or on behalf of the Borrower or any agent or representative of Borrower. Without intending to limit the remedies available to Lender with respect to the enforcement of its indemnification rights as stated herein or as stated in any Loan Document, in the event any claim or demand is made or any other fact comes to the attention of Lender in connection with, relating or pertaining to, or arising out of the transactions contemplated by this Agreement, which Lender reasonably believes might involve or lead to some liability of Lender, Borrower shall, immediately upon receipt of written notification of any such claim or demand, assume in full the personal responsibility for and the defense of any such claim or demand and pay in connection therewith any loss, damage, deficiency, liability or obligation, including without limitation, legal fees and court costs incurred in connection therewith. In the event of court action in connection with any such claim or demand, the Borrower shall assume in full the responsibility for the defense of any such action and shall immediately satisfy and discharge any final decree or judgment rendered therein. The Lender may, at its sole and uncontrolled discretion, make any payments sustained or incurred by reason of any of the foregoing, and the Borrower shall immediately repay to Lender in cash the amount of such payment, with interest thereon at the maximum lawful rate from the date of such payment or if there is no such maximum lawful rate at the rate of 1.5% per month. The Lender shall have the right to join the Borrower as a party defendant in any legal action brought against it, and the Borrower hereby consents to the entry of an order making it a party defendant to any such action.

       8.6 Approval of Lender. Except when otherwise specifically provided herein, in all circumstances under which Lender's approval, determination or acceptance is required by the terms hereof or pursuant to any Loan Document, such approval, determination or acceptance shall be in the sole discretion of Lender and Lender's decision with regard thereto shall be conclusively binding as long as Lender's action is in good faith, which shall be presumed.

       8.7 Survival of Covenants. The covenants hereof shall survive the execution and delivery of the Loan Documents. It is agreed that the terms hereof and the terms of the Loan Documents shall be cumulative and all such terms shall be construed in a manner that the same are not inconsistent; provided, however, if a conflict arises, the terms of this Agreement shall control. Should the Notes be renewed and extended or be paid with the proceeds of another loan from Lender, the terms hereof shall continue to define and control the relationship of Borrower and Lender until all such indebtedness is paid in full. Provided, however, nothing herein shall be construed as any agreement by Lender to renew or extend the Notes or to make an additional loan to Borrower for the purpose of paying the balance owing on the Notes.

       8.8    General Provisions.

              (a) No Oral Modification. This Agreement may not be modified, amended or altered except by an agreement in writing signed by Lender and Borrower.

              (b) Governing Law. This Agreement has been prepared, is being executed and delivered in the state of Texas and the substantive laws of such state shall govern the validity, construction, enforcement and interpretation of this Agreement. Venue of any case or controversy arising under or pursuant to this Agreement shall lie in Tarrant County, Texas.

              (c) Severability. If any covenant, provision, or agreement of this Agreement shall be held illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that this Agreement shall otherwise continue in full force and effect. It is the further intention of the parties that in lieu of each covenant, provision, or agreement of this instrument that is held illegal, invalid, or unenforceable, there be added as a part hereof a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

              (d) Entirety. This Agreement embodies the entire agreement between the parties, and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof.

              (e) Binding Effect and Assignment. The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that neither party hereto may, without the prior written consent of the other, assign any rights, powers, duties, or obligations hereunder; and further provided, however, that this Agreement shall not inure to the benefit of any party other than the parties to this Agreement.

              (f) Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

              (g) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

              (h) Time of the Essence. Time is of the essence of this Agreement.

              Executed as of the day and year first written above.


                                   LENDER:

                                   CRESCENT REAL ESTATE EQUITIES
                                   LIMITED PARTNERSHIP, a Delaware limited
                                   partnership

                                   By:     CRESCENT REAL ESTATE EQUITIES,
                                           LTD., a Delaware corporation, its
                                           General Partner


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                   BORROWER:

                                   DESERT MOUNTAIN PROPERTIES LIMITED
                                   PARTNERSHIP, a Delaware limited partnership

                                   By:     DESERT MOUNTAIN DEVELOPMENT
                                           CORPORATION, a Delaware corporation,
                                           its General Partner


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                  SCHEDULE ONE



                                                    Adjusted
       Year                                       Indebtedness
       ----                                       ------------
       1997                                        $65,000,000
       1998                                         63,000,000
       1999                                         61,000,000
       2000                                         59,000,000
       2001                                         57,000,000
       2002                                         55,000,000
       2003                                         53,000,000
       2004                                         51,000,000
       2005                                         49,000,000
       2006                                         47,000,000
       2007                                         45,000,000
       2008                                         43,000,000
       2009                                         41,000,000
       2010                                         39,000,000

                                  SCHEDULE TWO

                            Senior Note Amortization



                         1997                       -0-
                         1998                    $ 5,000,000
                         1999                     20,000,000
                         2000                     40,000,000
                         2001                     60,000,000
                         2002                     80,000,000
                         2003                     95,000,000
                         2004                    105,000,000
                         2005                    110,000,000

                                 SCHEDULE THREE

                            Junior Note Amortization


                         1997               $       -0-
                         1998                       -0-
                         1999                       -0-
                         2000                      1,000,000
                         2001                      3,000,000
                         2002                      5,000,000
                         2003                      7,000,000
                         2004                      9,000,000
                         2005                     11,000,000
                         2006                     13,000,000
                         2007                     15,000,000
                         2008                     17,000,000
                         2009                     19,000,000
                         2010                     60,000,000

                                  EXHIBIT ONE

                         Schedule of Required Insurance


                                (To be provided)

                                PROMISSORY NOTE


$110,000,000.00                                                  August 29, 1997


       FOR VALUE RECEIVED, Desert Mountain Properties Limited Partnership, a Delaware limited partnership ("Maker"), hereby promises to pay to the order of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Lender"), at 777 Main Street, Suite 2100, Fort Worth, Tarrant County, Texas 76102, or at such other address given to Maker by Lender or any subsequent holder hereof, the principal sum of ONE HUNDRED TEN MILLION AND NO/100's DOLLARS ($110,000,000.00), together with interest on the unpaid principal balance of this Note from day to day outstanding. This note ("Note") shall bear interest and be payable in accordance with that certain Credit Agreement ("Credit Agreement") of even date between Maker and Lender. Any capitalized terms not defined in this Note shall have the definition stated in the Credit Agreement.

       This Note is secured by (i) that certain Deed of Trust, Assignment, Security Agreement and Financing Statement (the "Deed of Trust") of even date herewith, executed by Maker to First American Title Insurance Company, Trustee, for the benefit of Lender, covering certain property in Maricopa County, Arizona, more particularly described therein (the "Property") and (ii) the security interest rights and powers set forth in the Credit Agreement. The Deed of Trust, Credit Agreement and any other documents, now or hereafter evidencing, securing, guaranteeing or executed in connection with the loan (the "Loan") evidenced by this Note, as the same may be modified, amended, restated, supplemented or replaced from time to time, are herein sometimes referred to individually as a "Loan Document" and collectively as the "Loan Documents."

       All principal, interest and other sums payable under this Note shall be paid, not later than two o'clock p.m. (Fort Worth, Texas time) on the day when due, in immediately available funds in lawful money of the United States of
America.    Any payment made under this Note other than in the required amount and in good, unrestricted U.S. funds immediately available to the holder hereof shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof, and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.

       All payments made as scheduled on this Note shall be applied, to the extent thereof, as provided in the Credit Agreement. Nothing herein shall limit or impair any rights of the holder hereof to apply as provided in the Loan Documents any past due payments or any proceeds from the disposition of any collateral by foreclosure or other collections after Default. Except to the extent specific provisions are set forth in this Note or any other Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness secured by the Deed of Trust in such order and manner as the holder hereof shall deem appropriate, any instructions from Maker or anyone else to the contrary notwithstanding.

       Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any Default shall be construed as a waiver of such Default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Note and in any other Loan document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

       If any holder of this Note retains an attorney in connection with the Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Maker sues any holder in connection with this Note or any other Loan Document and does not prevail, then Maker agrees to pay to each such holder, in addition to principal and accrued interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including attorney's fees.

       It is the intent of Lender and Maker and all other parties to any other Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Lender or any other holder hereof and Maker (or any other party liable with respect to any indebtedness under any of the Loan Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the rate of interest taken, reserved, contracted for, charged or received under this Note or otherwise, exceed the Maximum Lawful Rate. If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Lawful Rate, any such construction shall be subject to the provisions of this paragraph and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Lawful Rate, without the necessity of execution of any amendment or new document. If the holder hereof shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Lawful Rate, an amount equal to the amount which would have been excessive interest shall, without penalty, be (i) applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or (ii) refunded to Maker or any other payor thereof if and to the extent such amount which should have been excessive exceeds such unpaid principal. The right to accelerate maturity of this Note or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the holder hereof does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States, whichever laws allow the greater rate or amount of interest, as such laws now exist or may be changed or amended or come into effect in the future.

       If more than one person or entity executes this Note as Maker or assumes the indebtedness hereunder, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Maker and all sureties, endorses, guarantors and any other party now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies hereon against either Maker or any other party liable or who becomes liable hereon or to enforce its rights against them or any security herefor; and (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them.

       EACH OF MAKER AND LENDER, AND ANY SUBSEQUENT HOLDER HEREOF, SUBMIT (AND WAIVE ALL RIGHTS TO OBJECT) TO PERSONAL JURISDICTION IN THE STATE OF TEXAS, AND VENUE IN TARRANT COUNTY, TEXAS AND AGREE THAT VENUE FOR ALL DISPUTES IN ANY WAY RELATED TO, ARISING UNDER OR CONNECTED WITH THIS NOTE OR ANY OF THE LOAN DOCUMENTS SHALL LIE EXCLUSIVELY IN ANY TEXAS STATE COURT OR FEDERAL DISTRICT COURT HAVING JURISDICTION SITTING IN TARRANT COUNTY, TEXAS.

       This Note may not be changed, amended or modified orally, but only by an agreement in writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

       Time shall be of the essence in this Note with respect to all of Maker's obligations hereunder.

       This Note and all of the covenants, stipulations, promises, and agreements contained herein shall be binding upon and inure to the benefit of the respective heirs, devisees, successors, legal and personal representatives and assigns of the holder hereof, Maker and all other parties now or hereafter liable for the payment hereof, whether as maker, endorser, guarantor, surety or otherwise.

       THIS NOTE IS BEING EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY CONTROL OR GOVERN OR APPLY TO THE TERMS HEREOF, THIS NOTE SHALL BE GOVERNED BY AN CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

       THIS NOTE AND THE OTHER LOAN DOCUMENTS, IF ANY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       IN WITNESS WHEREOF, Maker has duly executed this Note as of the date first above written.


                              MAKER:


                              Desert Mountain Properties Limited Partnership, a Delaware limited partnership

                              By:   Desert Mountain Development Corporation
                                    a Delaware corporation, its General Partner


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                PROMISSORY NOTE


$60,000,000.00                                                   August 29, 1997


       FOR VALUE RECEIVED, Desert Mountain Properties Limited Partnership, a Delaware limited partnership ("Maker"), hereby promises to pay to the order of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Lender"), at 777 Main Street, Suite 2100, Fort Worth, Tarrant County, Texas 76102, or at such other address given to Maker by Lender or any subsequent holder hereof, the principal sum of SIXTY MILLION AND NO/100's DOLLARS ($60,000,000.00), together with interest on the unpaid principal balance of this Note from day to day outstanding. This note ("Note") shall bear interest and be payable in accordance with that certain Credit Agreement ("Credit Agreement") of even date between Maker and Lender. Any capitalized terms not defined in this Note shall have the definition stated in the Credit Agreement.

       This Note is secured by (i) that certain Deed of Trust, Assignment, Security Agreement and Financing Statement (the "Deed of Trust") of even date herewith, executed by Maker to First American Title Insurance Company, Trustee, for the benefit of Lender, covering certain property in Maricopa County, Arizona, more particularly described therein (the "Property") and (ii) the security interest rights and powers set forth in the Credit Agreement. The Deed of Trust, Credit Agreement and any other documents, now or hereafter evidencing, securing, guaranteeing or executed in connection with the loan (the "Loan") evidenced by this Note, as the same may be modified, amended, restated, supplemented or replaced from time to time, are herein sometimes referred to individually as a "Loan Document" and collectively as the "Loan Documents."

       All principal, interest and other sums payable under this Note shall be paid, not later than two o'clock p.m. (Fort Worth, Texas time) on the day when due, in immediately available funds in lawful money of the United States of
America.    Any payment made under this Note other than in the required amount and in good, unrestricted U.S. funds immediately available to the holder hereof shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof, and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.

       All payments made as scheduled on this Note shall be applied, to the extent thereof, as provided in the Credit Agreement. Nothing herein shall limit or impair any rights of the holder hereof to apply as provided in the Loan Documents any past due payments or any proceeds from the disposition of any collateral by foreclosure or other collections after Default. Except to the extent specific provisions are set forth in this Note or any other Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness secured by the Deed of Trust in such order and manner as the holder hereof shall deem appropriate, any instructions from Maker or anyone else to the contrary notwithstanding.

       Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any Default shall be construed as a waiver of such Default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Note and in any other Loan document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

       If any holder of this Note retains an attorney in connection with the Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Maker sues any holder in connection with this Note or any other Loan Document and does not prevail, then Maker agrees to pay to each such holder, in addition to principal and accrued interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including attorney's fees.

       It is the intent of Lender and Maker and all other parties to any other Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Lender or any other holder hereof and Maker (or any other party liable with respect to any indebtedness under any of the Loan Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the rate of interest taken, reserved, contracted for, charged or received under this Note or otherwise, exceed the Maximum Lawful Rate. If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Lawful Rate, any such construction shall be subject to the provisions of this paragraph and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Lawful Rate, without the necessity of execution of any amendment or new document. If the holder hereof shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Lawful Rate, an amount equal to the amount which would have been excessive interest shall, without penalty, be (i) applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or (ii) refunded to Maker or any other payor thereof if and to the extent such amount which should have been excessive exceeds such unpaid principal. The right to accelerate maturity of this Note or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the holder hereof does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States, whichever laws allow the greater rate or amount of interest, as such laws now exist or may be changed or amended or come into effect in the future.

       If more than one person or entity executes this Note as Maker or assumes the indebtedness hereunder, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Maker and all sureties, endorses, guarantors and any other party now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies hereon against either Maker or any other party liable or who becomes liable hereon or to enforce its rights against them or any security herefor; and (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them.

       EACH OF MAKER AND LENDER, AND ANY SUBSEQUENT HOLDER HEREOF, SUBMIT (AND WAIVE ALL RIGHTS TO OBJECT) TO PERSONAL JURISDICTION IN THE STATE OF TEXAS, AND VENUE IN TARRANT COUNTY, TEXAS AND AGREE THAT VENUE FOR ALL DISPUTES IN ANY WAY RELATED TO, ARISING UNDER OR CONNECTED WITH THIS NOTE OR ANY OF THE LOAN DOCUMENTS SHALL LIE EXCLUSIVELY IN ANY TEXAS STATE COURT OR FEDERAL DISTRICT COURT HAVING JURISDICTION SITTING IN TARRANT COUNTY, TEXAS.





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
       This Note may not be changed, amended or modified orally, but only by an agreement in writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

       Time shall be of the essence in this Note with respect to all of Maker's obligations hereunder.

       This Note and all of the covenants, stipulations, promises, and agreements contained herein shall be binding upon and inure to the benefit of the respective heirs, devisees, successors, legal and personal representatives and assigns of the holder hereof, Maker and all other parties now or hereafter liable for the payment hereof, whether as maker, endorser, guarantor, surety or otherwise.

       THIS NOTE IS BEING EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY CONTROL OR GOVERN OR APPLY TO THE TERMS HEREOF, THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

       THIS NOTE AND THE OTHER LOAN DOCUMENTS, IF ANY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.





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
       IN WITNESS WHEREOF, Maker has duly executed this Note as of the date first above written.


                               MAKER:

                               Desert Mountain Properties Limited Partnership, a Delaware limited partnership

                               By:  Desert Mountain Development Corporation
                                    a Delaware corporation, its General Partner


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------





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
After Recording please return to:

Robert W. Dupuy
Brown McCarroll & Oaks Hartline, LLP
300 Crescent Court Suite 1400
Dallas, Texas 75201


                           DEED OF TRUST, ASSIGNMENT,
                   SECURITY AGREEMENT AND FINANCING STATEMENT

         THIS DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Deed of Trust") dated August 29, 1997, is executed and delivered by Trustor for good and valuable consideration, the receipt and adequacy of which are hereby acknowledge by Trustor.

               ARTICLE 1 - Certain Definitions: Granting Clauses:
                             Secured Indebtedness

         Section 1.1. Certain Definitions and Reference Terms. In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it:

         "Credit Agreement": That certain Credit Agreement dated as of August 29, 1997 executed by Trustor and Beneficiary regarding the loan evidenced by the Note.


         "Lender" and "Beneficiary": Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership, its successors, legal representatives and assigns.


         "Promissory Note":       Collectively two Promissory Notes each dated
as of August 29, 1997, executed by Trustor, payable to the order of Lender, one in the original principal amount of $110,000,000.00 which matures no later than December 31, 2005 and the other in the original principal amount of $60,000,000.00 which matures no later than December 31, 2010.


         "Trustee":       First American Title Insurance Company, or any
successor or substitute appointment and designated as herein provided from time to time acting hereunder.

         "Trustor":       Desert Mountain Properties Limited Partnership, a
Delaware limited partnership.

         Section 1.2. Mortgaged Property. Trustor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee the following:
(a) the real estate (herein called the "Land") described in Exhibit A attached hereto and incorporated herein by reference, and (i) all building, structures, and other improvements now or hereafter attached to or placed, erected, constructed or developed on the Land (herein collectively called the "Improvements"); and (ii) all right, title and interest of Trustor in and to
(1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, public or private, abutting, adjacent to, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; and (3) all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause
(a) being herein sometimes collectively called the "Premises"); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies and articles of personal property, of every kinds and character, now owned or hereafter acquired by Trustor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the "Accessories," all of which are hereby declared to be permanent accessions to the Land); (c) all (i) plans and specifications for the Improvements, and any and all changes thereto; (ii) Trustor's rights, but not liability for any breach of Trustor, under all commitments (including any commitment for financing to pay any of the secured indebtedness, as defined below, if any), insurance policies, architectural, engineering, construction, management, leasing and other contracts and general intangibles (including trademarks, trade names and symbols) related to the Premises or the Accessories or the design, construction, use or operation thereof; (iii) deposits (including Trustor's rights in tenant's security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves hereunder or under any other Loan Document (hereinafter defined) for taxes, insurance or otherwise), money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Premises or the Accessories; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities (including, without limitation, in connection with (A) all sanitary sewer discharge capacity related to the Land, (B) all water capacity available to the Land, and (C) all storm sewer capacity of the facilities located or to be located on the Land) or reimbursements for development and/or utility expenditures or assessments therefor, including, without limitation, any developer pre-construction agreement entered into by Trustor and any city or county agency or authority for the acquisition and construction of water plant, sewer and water lines, street widening and other infra-structure and related improvements to serve the Land, and any proceeds from the sale of bonds in connection therewith, and all costs and expenses that may be reimbursed to Trustor in connection therewith, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories; (vi) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Property which are in the possession of Trustor or in which Trustor can otherwise grant a security interest; (d) all of Trustor's right, title and interest as "Declarant": under any declaration of covenants, conditions or restrictions now or hereafter associated with or recorded in the Real Property Records of the county in which the Land is located which encumber and bind the Land or the real estate subdivision comprising same; and (e) all (i) proceeds of or arising from the properties, rights, titles and interests referred to above in this Article, including proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; and (ii) other interests of every kind and character which Trustor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Article and all property used or useful in connection therewith, including rights and ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Trustor in any of the property referred to above in this Article is a leasehold estate, this conveyance shall include, and the lien and security interested created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Trustor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the "Mortgaged Property"), unto Trustee, and his successors or substitutes in this trust with power of sale, and to his or their successors and assigns, IN TRUST WITH POWER OF SALE, however, upon the terms, provisions and conditions herein set forth.

         Section 1.3. Security Interest. Trustor hereby grants to Beneficiary (as hereinafter defined) a security interest in all of the Mortgaged Property which constitutes personal property or fixtures ( the "Collateral"). In addition to its rights hereunder or otherwise, Beneficiary shall have all of the rights of a secured party under the Uniform Commercial Code of Arizona and the Uniform Commercial Code in force in any other state to the extent the same is applicable law. Information concerning the security interest created hereby may be obtained from Beneficiary, as secured party, at the address of Beneficiary stated at the end of this Deed of Trust. The mailing address of Trustor is as stated at the end of this Deed of Trust.

         Section 1.4. Notes, Loan Documents, Other Obligations. This Deed of Trust is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities: (a) the Promissory Note and all other notes given in substitution therefor or in modification, supplement, increase, renewal, extension or retainment thereof, in whole or in part (such note or notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "Note", and Lender or the subsequent Beneficiary or Beneficiaries at the time in question of the Note or any part thereof or interest therein or any of the secured indebtedness, as hereinafter defined, being herein called "Beneficiary"); and (b) all indebtedness and other obligations owed to Beneficiary now or hereafter incurred or arising pursuant to or permitted by the provision of the Note, the Credit Agreement, this Deed of Trust, or any other document now or hereafter evidencing, governing, guaranteeing or securing the secured indebtedness, as hereinafter defined, or any part thereof or otherwise executed in connection with the loan evidenced by the Note, including any loan or credit agreement, deed of trust, security agreement, tri-party financing agreement or other agreement between Trustor and Beneficiary, or among Trustor and/or Beneficiary and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note (the Note, the Credit Agreement, this Deed of Trust and such other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased, modified or restated, being herein sometimes collectively called the "Loan Documents"). The indebtedness referred to in this Section, and all renewals, extensions, increases and modifications thereof, and all substitutions therefor, in whole or in part, are hereinafter sometimes referred to as the "secured indebtedness") or the "indebtedness secured hereby."

             ARTICLE 2 - Representations, Warranties and Covenants

         Section 2.1. Trustor represents, warrants, and covenants as follows:

         (a) Payment and Performance. Trustor will make due and punctual payments of the secured indebtedness. Trustor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Deed of Trust and the other Loan Documents and will not permit a default to occur hereunder or thereunder. Time shall be of the essence in this Deed of Trust with respect to all of Trustor's obligations hereunder.

         (b) Title and Permitted Encumbrances. Trustor has, in Trustor's own right, and Trustor covenants to maintain, lawful, good and indefeasible title to the Mortgaged Property, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any set forth under the heading "Permitted Encumbrances" in Exhibit B attached hereto and incorporated herein by reference, which are Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Mortgaged Property,
(ii) the liens and security interests evidenced by this Deed of Trust, (iii) statutory liens on the Mortgaged Property for ad valorem taxes and standby fees which are not yet delinquent, and (iv) other liens and security interests (if any) in favor of Lender (the matters described in the foregoing clauses (i),
(ii), (iii) and (iv) being herein called the "Permitted Encumbrances"). Trustor, and Trustor's successors and assigns, will warrant and defend title to the Mortgaged Property, subject as aforesaid, against the claims and demands of all persons claiming or to claim the same or any part thereof. Trustor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Beneficiary. No part of the Mortgaged Property constitutes all or any part of the homestead of Trustor. If any right or interest of Beneficiary in the Mortgaged Property or any part thereof shall be endangered or questioned or shall be attached directly or indirectly, Trustee and Beneficiary, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their reasonable discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Beneficiary, including the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenditures so made shall be a demand obligation (which obligation Trustor hereby promises to pay) owing by Trustor to Beneficiary or Trustee (as the case may be), and the party (Beneficiary or Trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

         (c) Taxes and Other Impositions. Trustor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Mortgaged Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including all ad valorem taxes assessed against the Mortgaged Property or any part thereof, and shall deliver promptly to Beneficiary such evidence of the payment thereof as Beneficiary may require.

         (d) Insurance. Trustor shall obtain and maintain at Trustor's sole expense: (i) mortgagees title insurance issued to Beneficiary covering the Premises and insuring the lien of this Deed of Trust as required by Beneficiary; (ii) insurance with respect to all insurable Mortgaged Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "extended coverage" and against such other insurance hazards as Beneficiary may reasonably require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Trustor and Beneficiary from becoming a coinsurer; (iii) if and to the extent the Premises are in flood prone areas, a federal flood insurance policy in an amount equal to the lesser of the aggregate principal face amount of the Note or the maximum amount available; (iv) comprehensive general public liability insurance, on an "occurrence" basis, for the benefit of Trustor and Beneficiary as named insureds; (v) statutory worker's compensation insurance with respect to any work on or about the Premises; and (vi) such other insurance on the Mortgaged Property as may from time to time be reasonably required by Beneficiary and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts with deductibles, and in form satisfactory to Beneficiary, and shall require not less than thirty (30) days' prior written notice to Beneficiary of any cancellation or change of coverage. Without limiting the discretion of Beneficiary with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Mortgaged Property shall contain a standard mortgagee clause (without contribution) naming Beneficiary as mortgagee with loss proceeds payable to Beneficiary. The originals of each initial insurance policy (or to the extent permitted by Beneficiary, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Beneficiary at the time of execution of this Deed of Trust, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Beneficiary, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Trustor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Beneficiary evidence satisfactory to Beneficiary of the timely payment thereof. If any loss occurs at any time when Trustor has failed to perform Trustor's covenants and agreements in this Section, Beneficiary shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Trustor, to the same extent as if it had been made payable to Beneficiary.
Upon any foreclosure hereof or transfer of title to the Mortgaged Property in extinguishment of the whole or any part of the secured indebtedness, all of Trustor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at the foreclosure or other such transferee, to the extent permissible under such policies. Beneficiary shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurances for loss of or damage to the Mortgaged Property, and the expenses incurred by Beneficiary in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Beneficiary on demand. Beneficiary shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for failure to see to the proper application of any amount paid over to Trustor. Any such proceeds received by Beneficiary shall, after deduction therefrom of all reasonable expenses actually incurred by Beneficiary, including attorney's fees, at Beneficiary's option be (1) released to Trustor, or (2) applied (upon compliance with such terms and conditions as may be required by Beneficiary) to repair or restoration, either partly or entirely, of the Mortgaged Property so damaged, or (3) applied to the payment of the secured indebtedness in such order and manner as Beneficiary, in its sole discretion, may elect, whether or not due. In any event, the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused.

         (e) Reserve for Insurance, Taxes and Assessments. Upon request of Beneficiary at any time after the occurrence of a default hereunder, to secure Trustor's obligations referred to below, but not in lieu of such obligations, Trustor will deposit with Beneficiary a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Mortgaged Property) against the Mortgaged Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Beneficiary and prorated to the end of the calendar month following the month during which the Beneficiary's request is made, and thereafter will deposit with Beneficiary, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Beneficiary) to permit Beneficiary to pay at least fifteen
(15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. Beneficiary shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Beneficiary for future use, applied to any secured indebtedness or refunded to Trustor, at Beneficiary's option, and any deficiency in such funds so deposited shall be made up by Trustor upon demand of Beneficiary. All such funds so deposited shall bear no interest, may be mingled with the general funds of Beneficiary and shall be applied by Beneficiary toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Beneficiary by Trustor (which statements shall be presented by Trustor to Beneficiary a reasonable time before the applicable amount is due).

         (f) Condemnation. Trustor shall notify Beneficiary immediately of any threatened or pending proceeding for condemnation affecting the Mortgaged Property or arising out of damage to the Mortgaged Property, and Trustor shall, at Trustor's expense, diligently prosecute any such proceedings. Beneficiary shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Beneficiary shall be entitled to receive all sums which may be awarded or become payable to Trustor for the condemnation of the Mortgaged Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Trustor for injury or damage to the Mortgaged Property. Trustor shall, promptly upon request of Beneficiary, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Beneficiary to collect and receipt for any such sums. All such sums are hereby assigned to Beneficiary, and shall, after deduction therefrom of all reasonable expenses actually incurred by Beneficiary, including attorneys' fees, at Beneficiary's option be (i) released to Trustor, or (ii) applied (upon compliance with such terms and conditions as may be required by Beneficiary) to repair or restoration of the Mortgaged Property so affected, or (iii) applied to the payment of the secured indebtedness in such order and manner as Beneficiary, in its sole discretion, may elect, whether or not due. In any event the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused.

         (g) Compliance with Legal Requirements. The Mortgaged Property and the use, operation and maintenance thereof do and shall (i) comply in all material respects with all applicable laws, rules, ordinances, codes, regulations and orders, and (ii) comply in all material respects with all, and not violate any, easements, restrictions, agreements, covenants and conditions affecting the Mortgaged Property (individually, a "Legal Requirement", and collectively "Legal Requirements"). No part of the Mortgaged Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Trustor has obtained and shall preserve in force all requisite zoning, utility, building, health and operating permits from the governmental authorities having jurisdiction over the Mortgaged Property. If Trustor receives a notice or claim from any person that the Mortgaged Property, or the use, operation or maintenance thereof, is not in compliance with any Legal Requirement, Trustor will promptly furnish a copy of such notice or claim to Beneficiary.

         (h) No Other Liens. Except as otherwise provided in the Credit Agreement, Trustor will not, without the prior written consent of Beneficiary, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Mortgaged Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, and should any of the foregoing become attached hereafter in any manner to any part of the Mortgaged Property without the prior written consent of Beneficiary, Trustor will cause the same to be promptly discharged and released.

         (i) Operation of Mortgaged Property. Trustor will operate the Mortgaged Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith unless same are being contested by Trustor in accordance with sound business practice. Trustor will keep the Mortgaged Property occupied so as not to impair the insurance carried thereon. Trustor will not use or occupy, or allow the use or occupancy of, the Mortgaged Property in any manner which violates any Legal Requirements in any material respect or which constitutes a public or private nuisance or which makes void, voidable or cancelable any insurance required to be maintained hereunder. Trustor will not initiate or permit any zoning reclassification of the Mortgaged Property or seek any variance under existing zoning ordinances applicable to the Mortgaged Property or use or permit the use of the Mortgaged Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirements, and Trustor will not impose any restrictive covenants or encumbrances upon the Mortgaged Property, execute or file any subdivision plat affecting the Mortgaged Property or consent to the annexation of the Mortgaged Property to any municipality, without the prior written consent of Beneficiary, except in the ordinary course of business and in accordance with sound business practice for the development of the Mortgaged Property as a residential subdivision consistent with prior development. Trustor will not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be lessened in any material respect. Without the prior written consent of Beneficiary, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Trustor will cause all debts and liabilities of any character (including all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Mortgaged Property) incurred in the construction, maintenance, operation and development of the Mortgaged Property to be promptly paid.

         (j) Financial Matters. Trustor is solvent and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Trustor's knowledge, threatened) by or against Trustor, or any affiliate of Trustor, as a debtor. All reports, statements and other data heretofore furnished or hereafter to be furnished by or on behalf of Trustor to Beneficiary in connection with the loan evidenced by the Loan Documents (including all financial statements and financial information) are and will be true and correct in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Trustor.

         (k) Status of Trustor, Loan Documents. If Trustor is a corporation, partnership, or other legal entity, Trustor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Mortgaged Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Mortgaged Property. Trustor shall continuously maintain its franchises and licenses. Each Loan Document executed by Trustor has been duly authorized, executed and delivered by Trustor, and the obligations thereunder and the performance thereof by Trustor in accordance with their terms are and will continue to be with Trustor's power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any material law, agreement or restriction of any type to which Trustor or the Mortgaged Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Trustor except as expressly contemplated by the Loan Documents. The Loan Documents constitute legal, valid and binding obligations of Trustor enforceable in accordance with their terms, except as limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general equitable principles. Trustor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Trustor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder). The loan evidenced by the Note is solely for business purposes, and is not for personal, family, household or agricultural purposes. Trustor will not cause or permit any change to be made in its name, identity, or corporate or partnership structure, unless Trustor shall have notified Beneficiary of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Beneficiary for the purpose of further perfecting or protecting the lien and security interest of Beneficiary in the Mortgaged Property. Trustor's principal place of business and chief executive office, and the place where Trustor keeps its books and records concerning the Mortgaged Property has for the preceding four months been and will continue to be (unless Trustor notifies Beneficiary of any change in writing prior to the date of such change) the address of Trustor set forth at the end of this Deed of Trust.

         (l)     Environmental Matters.

                 (i) Current Status. To the best knowledge of Trustor, the Mortgaged Property and Trustor are not in violation of or subject to any existing, pending or, threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended are hereinafter sometimes collectively called "Applicable Environmental Laws"), including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended from time to time, hereinafter called "CERCLA"), the Resource Conservation and

Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended from time to time, hereinafter called "RCRA"), the Arizona Hazardous Waste Management Act, Arizona Environmental Quality Act of 1986, Arizona statutory provisions governing solid waste management, and the laws of the State of Arizona, as each may be amended from time to time.
Trustor has not obtained and is not required to obtain any permit, license or other authorization to construct, occupy, operate or use any of the Improvements or Accessories by reason of any Applicable Environmental Laws. To the best knowledge of Trustor, there is no storage tank or similar vessel situated on or under the surface of the Land. Trustor (and its predecessor, Desert Mountain Properties, an Arizona joint venture) undertook, at the time of acquisition of the Mortgaged Property, all appropriate inquiry into the previous ownership and uses of the Mortgaged Property consistent with good commercial or customary practice. The use which Trustor (and each tenant or other occupant) makes and intends to make of the Mortgaged Property will not result in the disposal or other release of any hazardous substance or solid waste on or to the Mortgaged Property. There is not present in the Mortgaged Property any asbestos, material containing asbestos which is or may become friable or material containing asbestos deemed hazardous by Applicable Environmental Laws. The terms "hazardous substance" and "release" as used in this Deed of Trust shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, that if either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply hereunder subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Arizona establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

                 (ii) Future Performance. Trustor will not cause or permit the Mortgaged Property or Trustor to be in violation of, or do anything or permit anything to be done which will subject the Mortgaged Property to any remedial obligations under, any Applicable Environmental Laws, including CERCLA, RCRA, the Arizona Hazardous Waste Management Act, Arizona Environmental Quality Act of 1986 and Arizona statutory provisions governing solid waste management, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Mortgaged Property. Trustor will promptly notify Beneficiary in writing of any existing, pending or, to the best knowledge of Trustor, threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Laws. Trustor will take all steps reasonably necessary to determine that no hazardous substances or solid wastes have been improperly disposed of or otherwise released on or to the Mortgaged Property. Trustor will not cause or permit the improper disposal or other release of any hazardous substance or solid waste on or to the Mortgaged Property and Trustor covenants and agrees to keep or cause the Mortgaged Property to be kept free of any hazardous substance or solid waste and to remove the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery, at Trustor's sole expense. Trustor will not install in the Mortgaged Property, nor permit to be installed in the Mortgaged Property, asbestos, material containing asbestos which is or may become friable or material containing asbestos deemed hazardous by Applicable Environmental Laws, and, if any such asbestos or material containing asbestos exists in or on the Mortgaged Property, whether installed by Trustor or others, Trustor will remove the same (or if removal is prohibited by law, will take whatever action is required by law, including implementing any required operation and maintenance program) promptly upon discovery and at Trustor's sole expense. Without limitation of Beneficiary's rights to declare a default hereunder and to exercise all remedies available by reason thereof, if Trustor fails to comply with or perform any of the foregoing covenants and obligations, Beneficiary may (without any obligation, express or implied) remove any hazardous substance, solid waste, asbestos or material containing asbestos from the Mortgaged Property (or if removal is prohibited by law, take whatever action is required by law including implementing any required operation and maintenance program) and the cost of the removal or such other action shall be a demand obligation owing by Trustor to Beneficiary (which obligation Trustor hereby promises to pay) pursuant to this Deed of Trust. Trustor grants to Beneficiary and its agents, employees, contractors and consultants access to the Mortgaged Property and the license (which is coupled with an interest and irrevocable while this Deed of Trust is in effect) to remove the hazardous substance, solid waste, asbestos or material containing asbestos (or if removal is prohibited by law, to take whatever action is required by law including implementing any required operation and maintenance program) and agrees to indemnify and save Beneficiary harmless from all costs and expenses involved therewith.

         (m) Further Assurances. Trustor will, promptly on request of Beneficiary, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Deed of Trust or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including further deeds of trust, security agreements, financing statements, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property) or as deemed advisable by Beneficiary to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Beneficiary to enable Beneficiary to comply with the requirements or requests of any agency having jurisdiction over Beneficiary or any examiners of such agencies with respect to the indebtedness secured hereby, Trustor or the Mortgaged Property.

         (n) Fees and Expenses; Indemnification. Trustor shall pay all expenses and reimburse Trustee and Beneficiary for all expenditures, including reasonable attorney's fees and expenses, incurred or expended in connection with (i) the breach by Trustor of any covenant, agreement, warranty or condition contained herein or in any other Loan Document, (ii) Beneficiary's exercise of any of its rights and remedies hereunder or under any other Loan Document or Beneficiary's protection of the Mortgaged Property or Beneficiary's liens and security interests therein, or (iii) any matter requested by Trustor or any approval required hereunder. Trustor will indemnify and hold harmless Trustee and Beneficiary (for purposes of this paragraph, the terms "Trustee" and "Beneficiary" shall include the directors, officers, partners, employees and agents of Trustee and Beneficiary, respectively, and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with Trustee and Beneficiary, respectively) from and against, and reimburse them for, all claims, demands, liabilities, losses, damages (including consequential damages), causes of action, judgments, penalties, costs and expenses (including reasonable attorneys' fees and expenses) which may be imposed upon, asserted against or incurred or paid by Beneficiary and/or Trustee by reason of, on account of, in connection with, or arising out of: (a) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Property through any cause whatsoever; (b) any act performed or omitted to be performed hereunder or the breach of any representation or warranty herein; (c) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Mortgaged Property or with this Deed of Trust or any other Loan Document; (d) the breach of any representation or warranty of Trustor as set forth herein regarding asbestos, material containing asbestos or Applicable Environmental Laws; (e) the failure of Trustor to perform any obligation herein required to be performed by Trustor regarding asbestos, material containing asbestos or Applicable Environmental Laws; (f) any violation on or before the Release Date (hereinafter defined) of any Applicable Environmental Law in affect on or before the Release Date; (g) the removal of hazardous substances or solid wastes from the Mortgaged Property (or if removal is prohibited by law, the taking of whatever action is required by law); (h) the removal of asbestos or material containing asbestos from the Mortgaged Property (or if removal is prohibited by law, the taking of whatever action is required by law including the implementation of any required operation and maintenance program); (i) any act, omission, event or circumstance existing or occurring on or prior to the Release Date (including the presence on the Mortgaged Property or release from the Mortgaged Property of hazardous substances, solid wastes, asbestos or material containing asbestos on or prior to the Release Date), resulting from or in connection with the ownership, construction, occupancy, operation, use and/or maintenance of the Mortgaged Property, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence; and (j) any and all claims or proceedings (whether brought by private party or governmental agency) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous substance, solid waste, asbestos or material containing asbestos located upon or migrating into, from or through the Mortgaged Property (whether or not any or all of the foregoing was caused by Trustor or its tenant or subtenant, or a prior owner of the Mortgaged Property or its tenant or subtenant, or any third party and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of such substance, waste, asbestos or material containing asbestos or the mere presence of such substance, waste, asbestos or material containing asbestos on the Mortgaged Property). The foregoing indemnities shall not apply to a particular indemnified party to the extent the subject of the indemnification is caused by or arises out of the negligence or willful misconduct of that indemnified party. The "Release Date" as used herein shall mean the earlier of the following two dates: (A) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Deed of Trust has been released, or (B) the date on which the lien of this Deed of Trust is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective and possession of the Mortgaged Property has been given to the purchaser or Beneficiary free of occupancy and claims to occupancy by Trustor and Trustor's heirs, devisees, representatives, successors and assigns (other than tenants); provided, if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. Any amount to be paid under this paragraph by Trustor to Beneficiary and/or Trustee shall be a demand obligation owing by Trustor (which Trustor hereby promises to pay) to Beneficiary and/or Trustee pursuant to this Deed of Trust. Nothing in this paragraph, elsewhere in this Deed of Trust or in any other document evidencing, securing or relating to the indebtedness secured hereby shall limit or impair any rights or remedies of Beneficiary and/or Trustee against Trustor or any third party under Applicable Environmental Laws, including any rights of contribution or indemnification available thereunder.

         (o)     Credit Agreement.   Trustor shall perform all of its
obligations pursuant to the Credit Agreement.

         (p) Taxes on Note or Deed of Trust. Trustor will promptly pay all income, franchise and other taxes owing by Trustor and any stamp taxes or other taxes (unless such payment by Trustor is prohibited by law) which may be required to be paid with respect to the Note, this Deed of Trust or any other instrument evidencing or securing any of the secured indebtedness.

         (q) Statement Concerning Note or Deed of Trust. Trustor shall at any time and from time to time furnish within seven (7) days of request by Beneficiary a written statement in such form as may be reasonably requested by Beneficiary stating that (i) the Note, this Deed of Trust and the other instruments securing the payment of the Note are valid and binding obligations of Trustor, enforceable against Trustor in accordance with their terms; (ii) the unpaid principal balance of the Note; (iii) the date to which interest on the Note is paid; (iv) that the Note, this Deed of Trust and the other Loan Documents have not been released, subordinated or modified; and (v) that there are no offsets or defenses against the enforcement of the Note, this Deed of Trust or any other Loan Document. If any of the foregoing statements are untrue, Trustor shall, alternatively, specify the reasons therefor.

         Section 2.2. Performance by Beneficiary on Trustor's Behalf. Trustor agrees that, if Trustor fails to perform any act or to take any action which under any Loan Document Trustor is required to perform or take, or to pay any money which under any Loan Documents Trustor is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the secured indebtedness has been accelerated, Beneficiary, in Trustor's name or its own name, may, but shall not be obligated to, perform or cause to be performed any such act or take such action or pay such money, and Trustor to Beneficiary (which obligation Trustor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Beneficiary, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Beneficiary shall have the right to enter upon the Mortgaged Property for any such purposes. No such payment or performed by Beneficiary shall waive or cure any default or waive any right, remedy or recourse of Beneficiary. Any such payment may be made by Beneficiary in reliance or any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Trustor to Beneficiary pursuant to this Deed of Trust shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum nonusurious amount permitted by applicable law; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Beneficiary hereunder and the time when paid shall be fully established by the certificate of Beneficiary or any of Beneficiary's officers or agents.

         As used in this Deed of Trust, the term "Debtor Relief Laws" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws, domestic or foreign, including but not limited to those in Title 11 of the United States Code, affecting the rights or remedies of creditors generally, as in effect from time to time.

                        ARTICLE 3 - Assignment of Rents

         Section 3.1. Assignment of Rents, Etc. Trustor does hereby absolutely and unconditionally assign, transfer and set over to Beneficiary all Rents (hereinafter defined), to be applied by Beneficiary in payment of the secured indebtedness, and the rights (but not the obligations) of Trustor under any Leases (hereinafter defined). Notwithstanding any provision of this Deed of Trust or any Loan Document which might be construed to the contrary, the assignment in this Section is an absolute assignment and not merely a security interest; however, Beneficiary's rights as to the assignment shall be exercised only upon the occurrence of a default. Prior to a default, Trustor shall have a license to collect and receive all Rents as trustee for the benefit of Beneficiary and Trustor, and Trustor shall apply the funds so collected first to the payment of the secured indebtedness in such manner as Beneficiary elects and thereafter to the account of Trustor. Upon the occurrence of a default hereunder, Beneficiary shall have the right, power and privilege (but shall be under no duty) to terminate such license, and upon such termination, Beneficiary shall be entitled to immediate possession of all Rents regardless of the value of the security for the secured indebtedness and regardless of whether Beneficiary has initiated any action to take possession of any portion of the Mortgaged Property. In the event that a court of competent jurisdiction determines that, notwithstanding the expressed intent of the parties, Beneficiary's interest in the Rents constitutes a lien on or security interest in or pledge of the Rents, it is agreed and understood that a notice to Trustor after the occurrence of a default, advising Trustor of the revocation of Trustor's license to collect such Rents, shall be sufficient action by Beneficiary to (a) perfect such lien on or security interest in or pledge of the

Rents, (b) take possession of the Rents, and (c) entitle Beneficiary to immediate and direct payment of the Rents, for application as provided in this Deed of Trust, all without the necessity of any further action by Beneficiary, including any action to obtain possession of the Land, Improvements or any other portion of the Mortgaged Property. Trustor hereby authorizes and directs the tenants under the Leases to pay Rents to Beneficiary upon written demand by Beneficiary, without further consent of Trustor and regardless of whether Beneficiary has taken possession of any other portion of the Mortgaged Property, and the tenants may rely upon any written statement delivered by Beneficiary to the tenants. Any such payment to Beneficiary shall constitute payment to Trustor under the Leases, and Trustor hereby appoints Beneficiary as Trustor's lawful attorney-in-fact for giving, and Beneficiary is hereby empowered to give, acquittances to any tenants for such payments to Beneficiary after a default. Upon request by Beneficiary, Trustor shall deliver to Beneficiary executed originals of all Leases and copies of all records relating thereto. There shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Beneficiary. The assignment contained in this Section shall become null and void upon the release of this Deed of Trust. As used herein: (i) "Lease" means any existing or future lease, sublease or other agreement under the terms of which any person has or acquires any right to occupy or use the Mortgaged Property, or any part thereof, or interest therein, and all extensions, renewals, modifications and replacements thereof; and (ii) "Rents" means all of the rents, revenue, income, profits and proceeds to be derived from the Mortgaged Property or arising from the use of enjoyment of any portion thereof or from any Lease, including liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property, all of Trustor's rights to recover monetary amounts from any tenant in bankruptcy including rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (as hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Trustor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas and mining leases covering the Mortgaged Property or any part thereof, and all proceeds and other amounts paid or owing to Trustor under or pursuant to any and all contracts and bonds relating to the development, construction, erection or renovation of the Mortgaged Property.

         Section 3.2. Covenants, Representations and Warranties Concerning Leases and Rents. Trustor covenants, represents and warrants that: (a) there are no Leases affecting the Mortgaged Property existing as of the date hereof;
(b) Trustor has or will have good title to the Leases and Rents hereby assigned and authority to assign them, and no other person has or will acquire any right, title or interest in such Rents or Leases; (c) unless otherwise stated herein, no Leases or Rents have been or will be assigned, mortgaged or pledged;
(d) no Rents have been or will be anticipated, waived, released, discounted, set off or compromised; (e) Trustor shall perform all of its obligations under the Leases and enforce the tenants' obligations under the Leases to the extent enforcement is prudent under the circumstances; (f) Trustor will not, except where the tenant is in default thereunder, terminate or consent to the cancellation or surrender of any Lease having in unexpired term of one year or more unless promptly after the cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing acceptable to Beneficiary, in Beneficiary's sole judgment; (g) Trustor will not execute or enter into any Lease after the date hereof without the prior written consent of Beneficiary; (h) Trustor shall defend, at Trustor's expense, any proceeding pertaining to any Lease, including, if Beneficiary so requests, any such proceeding to which Beneficiary is a party; (i) Trustor shall as often as requested by Beneficiary, within ten (10) days of each request, deliver to Beneficiary a complete rent roll of the Mortgaged Property in such detail as Beneficiary may require; and (j) Trustor shall not receive or collect Rents more than one (1) month in advance.

         Section 3.3. No Liability of Beneficiary. Beneficiary's acceptance of this assignment shall not, prior to entry upon and taking possession of the Mortgaged Property by Beneficiary, be deemed to constitute Beneficiary a "mortgagee in possession," nor obligate Beneficiary to appear in or defend any proceeding relating to any Lease or to the Mortgaged Property, or to take any action hereunder, expend any money, incur any expenses, or performed any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Trustor by any tenant and not delivered to Beneficiary. Beneficiary shall not be liable for any injury or damage to person or property in or about the Mortgaged Property except if resulting from Beneficiary's negligence or willful misconduct. Neither enforcement of Beneficiary's rights regarding Leases and Rents (including collection of Rents) nor possession of the Mortgaged Property by Beneficiary (nor both), shall render Beneficiary liable on any obligation under any Lease. Beneficiary neither has nor assumes any obligations as lessor or landlord with respect to any Lease.

         Section 3.4. Absolute Obligation to Pay Note. The assignment of Leases and Rents does not constitute payment. Nothing herein contained shall detract from or limit the obligations to make prompt payment of the Note, and any and all other secured indebtedness, at the time and in the manner provided in the Note and in the other Loan Documents, regardless of whether the Leases and Rents herein assigned are sufficient to pay same, and the rights under this Article shall be cumulative of all other rights of Beneficiary under the Loan Documents.

                              ARTICLE 4 - Default

         Section 4.1. Events of Default. The occurrence of any Default under and as defined and described in the Credit Agreement shall be a default under this Deed of Trust ("default").

                              ARTICLE 5 - Remedies

         Section 5.1. Certain Remedies. If a default shall occur, Beneficiary may exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

         (a)     Acceleration.    Upon the occurrence of any default,
Beneficiary at any time and from time to time may without notice to Trustor or any other person declare any or all of the secured indebtedness immediately due and payable and all such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Trustor. Without limitation of the foregoing, upon the occurrence of a default described in clauses (i), (iii) or (iv) of Section 2(d)(1) of the Note or in Section 2(d)(2) of the Note, all of the secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Trustor.

         (b) Enforcement of Assignment of Rents. Prior or subsequent to taking possession of any portion of the Mortgaged Property or taking any action with respect to such possession, Beneficiary may (1) collect and/or sue for the Rents in Beneficiary's own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys' fees and expenses, apply the net proceeds thereof to any secured indebtedness as Beneficiary may elect and/or to the operation and management of the Mortgaged Property, including the payment of management, brokerage and attorney's fees and expenses; and (2) require Trustor to transfer all security deposits and records thereof to Beneficiary together with original counterparts of the Leases; and otherwise enforce the assignment of rents in accordance with the provisions of Arizona Revised Statutes, Section 33-702.B.

         (c) Foreclosure. Upon the occurrence of a default, Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Beneficiary to cause to be recorded, published and delivered such Notices of Sale as then required by law, and after lapse of such time as may then be required by law and after recordation of such Notices of Sale and notice having been given as required by law, sell the Mortgaged Property at the time and place of sale fixed in the Notices of Sale at public auction to the highest bidder for cash in lawful money of the United States. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Beneficiary may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale of Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Trustor shall never have any right to require the sale of less than the whole of the Mortgaged Property but Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. Trustee may, after any request or direction by Beneficiary, sell not only the real property but also the Collateral and other interests which are a part of the Mortgaged Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary for Trustee to have taken possession of any part of the Mortgaged

Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Trustor, conveying the property so sold to the purchaser or purchasers with general warranty of title by Trustor, subject to the Permitted Encumbrances (and to such leases and other matters, if any, as Trustees may elect upon request of Beneficiary), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Beneficiary may deem necessary until all of the Mortgaged Property has been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Beneficiary, such sale shall not exhaust the power of sale hereunder and Beneficiary shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Beneficiary's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Beneficiary or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate to the extent allowed by Arizona law any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

         (d) Uniform Commercial Code. Without limitation of Beneficiary's rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Beneficiary may exercise its rights of enforcement with respect to the Collateral or any part thereof under the Uniform Commercial Code of Arizona, as amended (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Beneficiary may enter upon Trustor's premises to take possession of, assemble and collect the Collateral or to render it unusable; (2) Beneficiary may require Trustor to assemble the Collateral and make it available at a place Beneficiary designates which is mutually convenient to allow Beneficiary to take possession or dispose of the Collateral; (3) written notice mailed to Trustor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Mortgaged Property under power of sale as provided in paragraph
(c) above in this Section; (5) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Mortgaged Property may, at the option of Beneficiary, be sold as a whole; (6) it shall not be necessary that Beneficiary take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) prior to application of proceeds of disposition of the Collateral to the secured indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Beneficiary; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Beneficiary having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to another act or thing having been duly done by Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (9) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.

         (e) Lawsuits. Beneficiary may proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

         (f) Entry on Mortgaged Property. Beneficiary is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Deed of Trust Property, or any part thereof, and to take possession of the Mortgaged Property and all books and records relating thereto, and to exercise without interference from Trustor any and all rights which Trustor has with respect to the management, possession, operation, protection or preservation of the Mortgaged Property. All costs, expenses and liabilities incurred by Beneficiary in managing, operating, maintaining, protecting or preserving the Mortgaged Property shall constitute a demand obligation of Trustor (which obligation Trustor hereby promises to pay) to Beneficiary pursuant to this Deed of Trust. If necessary to obtain the possession provided for above, Beneficiary may invoke any and all remedies to dispossess Trustor. In connection with any action taken by Beneficiary pursuant to this Section, Beneficiary shall not be liable for any loss sustained by Trustor resulting from any act or omission of Beneficiary in managing the Mortgaged Property, unless such loss is caused by the gross negligence, willful misconduct or bad faith of Beneficiary, nor shall Beneficiary be obligated to perform or discharge any obligation, duty or liability of Trustor arising under any agreement forming a part of the Mortgaged Property or arising under any Permitted Encumbrance or otherwise arising.

         (g) Receiver. Beneficiary shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Trustor does hereby irrevocably consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, agrees not to oppose any application therefor by Beneficiary, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Beneficiary to application of Rents as provided in Article 3. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply the Rents in accordance with the provisions of Section 3.1. Nothing herein is to be construed to deprive Beneficiary of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by Beneficiary in connection with any such receivership shall be a demand obligation (which obligation Trustor hereby promises to pay) owing by Trustor to Beneficiary pursuant to this Deed of Trust.

         (h) Other Rights and Remedies. Beneficiary may exercise any and all other rights and remedies which Beneficiary may have under the Loan Documents, or at law or in equity or otherwise.

         Section 5.2. Effective as Mortgage. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to any of the Mortgaged Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Beneficiary; and to the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Trustor hereby mortgages the Mortgaged Property to Beneficiary. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, Beneficiary may at any time before the sale of the Mortgaged Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and/or any other secured indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if Beneficiary should institute a suit for the collection of the Note or any other secured indebtedness and for the foreclosure of this Deed of Trust, Beneficiary may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Mortgaged Property in accordance with the provisions of this Deed of Trust.

         Section 5.3. Proceeds of Foreclosure. Unless otherwise required under Arizona law, the proceeds of any sale held by Trustee or Beneficiary or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied: FIRST, to the payment of all necessary and actual costs and expenses incident to such foreclosure sale, including all attorneys' fees and legal expenses, and all court costs and charges of every character in the event foreclosed by suit, and a reasonable fee to Trustee acting under the provisions of paragraph (c) of Section 5.1 if foreclosed by power of sale as provided in said paragraph (c); SECOND, to the payment of the secured indebtedness (including the principal, accrued interest and attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed to Beneficiary under this Deed of Trust) in such manner and order as Beneficiary may elect; and THIRD, the remainder, if any there shall be, shall be paid to Trustor, or to Trustor's heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law; provided, however, that if Beneficiary is uncertain which person or persons are so entitled, Beneficiary may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys' fees, court costs and expenses incurred in such action shall be deemed to be a portion of the secured indebtedness, reimbursable (without limitation) from such remainder.

         Section 5.4. Beneficiary as Purchaser. Beneficiary shall have the right to become the purchaser at any sale held by Trustee or substitute or successor or any receiver or public officers or at any public sale, and any Beneficiary purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to such Beneficiary, or if such Beneficiary holds less than all of such indebtedness the pro rata part thereof owing to such Beneficiary.

         Section 5.5. Foreclosure as to Matured Debt. Upon the occurrence of a default, Beneficiary shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire secured indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness; and any such sale shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 5.3 except that the amount paid under clause SECOND thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clauses FIRST and SECOND (modified as provided above) shall be applied to the prepayment (without penalty) of any other secured indebtedness in such manner and order and to such extent as Beneficiary deems advisable, and the remainder, if any, shall be applied as provided in clause THIRD of Section 5.3. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

         Section 5.6. Remedies Cumulative. All remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other remedies existing at law of in equity, and Trustee and Beneficiary shall, in addition to the remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

         Section 5.7. Beneficiary's Discretion as to Security. Beneficiary may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Beneficiary in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

         Section 5.8. Trustor's Waiver of Certain Rights. To the full extent Trustor may do so, Trustor agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any valuation, stay, extension or redemption, and Trustor, for Trustor, Trustor's representatives, successors and assigns, and for any and all persons ever claiming any interest in the Deed of Trust Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole or the secured indebtedness and all rights to a marshaling of assets of Trustor, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created, Trustor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Mortgaged Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of the secured indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatever. Trustor waives any right or remedy which Trustor may have or be able to assert pursuant to Arizona Revised Statutes, Sections 12-1641 through 12-1646 and Arizona Rules of Civil Procedure 17(f), or any other provision of Arizona law, pertaining to the rights and remedies of sureties. If any law referred to in this Section and now in force, of which Trustor or Trustor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

         Section 5.9. Delivery of Possession After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Trustor or Trustor's heirs, devisees, representatives, successors or assigns are occupying or using the Mortgaged Property, or any part thereof, each and all (to the extent, but only to the extent, that Trustor or Trustor's heirs, devisees, representatives, successors or assigns are in possession of the Mortgaged Property) shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will or either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser





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
shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.

                           ARTICLE 6 - Miscellaneous

         Section 6.1. Scope of Financing Statement. This Deed of Trust is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.

         Section 6.2. Effective as a Financing Statement. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Arizona Revised Statutes,
Section 47-9103.E and Section 47-9313, as amended, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Mortgaged Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property is situated. This Deed of Trust shall also be effective as a financing statement covering any other Mortgaged Property and may be filed in any other appropriate filing or recording office. The mailing address of Trustor is the address of Trustor set forth at the end of this Deed of Trust and the address of Beneficiary from which information concerning the security interests hereunder may be obtained is the address of Beneficiary set forth at the end of this Deed of Trust. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section.

         Section 6.3. Waiver by Beneficiary. Beneficiary may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Trustor with any covenant herein made by Trustor to the extent and in the manner specified in such writing; (b) consent to Trustor's doing any act which hereunder Trustor is prohibited from doing, or to Trustor's failing to do any act which hereunder Trustor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Mortgaged Property or any interest therein from the lien and security interest of this Deed of Trust, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Beneficiary or Trustee hereunder except to the extent specifically agreed to by Beneficiary in such writing.

         Section 6.4. No Impairment of Security. The lien, security interest and other security rights of Beneficiary hereunder shall not be impaired by any indulgence, moratorium or release granted by Beneficiary including any renewal, extension or modification which Beneficiary may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Beneficiary may grant in respect of the Mortgaged Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness. The taking of additional security by Beneficiary shall not release or impair the lien, security interest or other security rights of Beneficiary hereunder or affect the liability of Trustor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Mortgaged Property (without implying hereby Beneficiary's consent to any junior lien).

         Section 6.5. Acts Not Constituting Waiver by Beneficiary. Beneficiary may waive any default without waiving any other prior or subsequent default. Beneficiary may remedy any default without waiving the default remedied. Neither failure by Beneficiary to exercise, nor delay by Beneficiary in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Beneficiary of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Trustor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Trustor in any case shall of itself entitle Trustor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the secured indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Beneficiary in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Beneficiary of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

         Section 6.6. Trustor's Successors. If the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than Trustor, Beneficiary may, without notice to Trustor, deal with such successor or successors in interest with reference to this Deed of Trust and to the indebtedness secured hereby in the same manner as with Trustor, without in any way vitiating or discharging Trustor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Mortgaged Property, no forbearance on the part of Beneficiary, and no extension of the time for the payment of the indebtedness secured hereby given by Beneficiary shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Trustor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Each Trustor agrees that it shall be bound by any modification of this Deed of Trust or any of the other Loan Documents made by Beneficiary and any subsequent owner of the Deed of Trust Property, with or without notice to such Trustor, and no such modifications shall impair the obligations of such Trustor under this Deed of Trust or any other Loan Document. Nothing in this Section or elsewhere in this Deed of Trust shall be construed to imply Beneficiary's consent to any transfer of the Mortgaged Property not otherwise permitted hereunder.

         Section 6.7. Place of Payment: Forum. All secured indebtedness which may be owing hereunder at any time by Trustor shall be payable at the placed designated in the Note (or if no such designation is made, at the address of Beneficiary indicated at the end of this Deed of Trust). Trustor and Beneficiary each hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any Arizona state court, or any United States federal court, sitting in the City of Scottsdale, over any suit, action or proceeding arising out of or relating to this Deed of Trust or the secured indebtedness and each agree that the venue for same shall lie exclusively in any Arizona state court or United States federal court in the City of Scottsdale. Trustor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Arizona state court, or any United States federal court, sitting in the City of Scottsdale, Arizona may be made by certified or registered mail, return receipt requested, directed to Trustor at its address stated in this Deed of Trust, or at a subsequent address of which Beneficiary received actual notice from Trustor in accordance with this Deed of Trust, and service to made shall be complete five
(5) days after the same shall have been so mailed.

         Section 6.8. Subrogation to Existing Liens. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Beneficiary at Trustor's request, and Beneficiary shall be subrogated to any and all rights, security interests and liens owned by any owner or Beneficiary of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the secured indebtedness, but the terms and provisions of this Deed of Trust shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Beneficiary is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Beneficiary, Trustor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness.

         Section 6.9. Application of Payments to Certain Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Deed of Trust.

         Section 6.10 Intentionally Omitted

         Section 6.11. Substitute Trustee. Trustee may resign, or Trustee may be removed, at any time in accordance with the provisions of the Arizona Revised Statutes, including without limitation Section 33-804 thereof. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Beneficiary shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than compliance with applicable provisions of the Arizona Revised Statutes and appointment and designation in writing executed by Beneficiary and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full, or until the Mortgaged Property is fully and finally sold hereunder. In the event that the secured indebtedness is owned by more than one person or entity, the Beneficiary or Beneficiaries, or their agent or other legal representatives, of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee as provided for in the preceding sentence or to remove Trustee as provided in the first sentence of this Section. Such appointment and designation by Beneficiary, or by the Beneficiary or Beneficiaries of not less than a majority of the indebtedness secured hereby, or their agent or other legal representative, shall be full evidence of the right and authority to make the same and of all facts therein recited. If the party making such appointment is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Property shall vest in the named successor or substitute Trustee and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of the Beneficiary or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Mortgaged Property of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to "Trustee" shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

         Section 6.12. No Liability of Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Trustor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Trustor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties, expressly including any and all liability and expenses incurred as a result of Trustee's own negligence. The foregoing indemnity shall not terminate upon discharge of the secured indebtedness or foreclosure, or release or other termination, of this Deed of Trust.

         Section 6.13. Release of Deed of Trust. If all of the secured indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Deed of Trust are kept and performed, and all obligations, if any, of Beneficiary for further advances have been terminated, then, and in that event only, all rights under this Deed of Trust shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Mortgaged Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens, security interests, conveyances and assignments shall be released by Beneficiary in due form at Trustor's cost. Without limitation, all provisions herein for indemnity of Beneficiary or Trustee shall survive discharge of the secured indebtedness and any foreclosure, release (including a partial release) or termination of this Deed of Trust.

         Section 6.14. Due on Sale. If Trustor shall sell, convey, assign, transfer, exchange or dispose of all or any part of the Mortgaged Property or any interest therein other than as permitted for partial releases of this Deed of Trust pursuant to the provisions in the Credit Agreement (any such occurrence being referred to herein as a "Transfer") without the prior written consent of Beneficiary, Beneficiary may, at Beneficiary's option, declare the indebtedness secured hereby immediately due and payable, which option may be exercised at any time upon or following a Transfer. Beneficiary may in its sole discretion consent to a Transfer, or, upon a Transfer made without Beneficiary's prior written consent, and at Trustor's request, decide not to exercise such option, in which event Beneficiary's consent or forbearance, as the case may be, may be predicated on such terms and conditions as Beneficiary may, in its sole discretion, require to the extent allowed by law, including but not limited to Beneficiary's approval of the transferee's creditworthiness and management ability, and the execution and delivery to Beneficiary by such transferee, prior to a Transfer, of such written assumption agreement containing such terms as Beneficiary may require, including but not limited to a payment of a part of the remaining principal amount of the indebtedness secured hereby, a reasonable increase in the rate of interest payable on the Note, the payment of an assumption fee not to exceed the maximum limit fixed or allowed by law, a modification of the term of the Note, and such other terms as Beneficiary may require. Should a Transfer occur without the prior written consent of Beneficiary and payment of any portion of the indebtedness secured hereby is thereafter accepted by Beneficiary, such acceptance shall not be deemed a waiver of the requirement of Beneficiary's consent in writing thereto or with respect to any other Transfer.

         Section 6.15. Partial Releases of Lien. Notwithstanding anything to the contrary herein or in the Note or any of the other Loan Documents, portions of the Land shall be released from the lien of this Deed of Trust, from time to time in accordance with the terms of the Credit Agreement.

         Section 6.16. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Deed of Trust (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by telegram, telex, or facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal deliver or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

         Section 6.17. Invalidity of Certain Provisions. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         Section 6.18. Gender; Titles; Construction. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, words in the singular shall include the plural and words in the plural shall include the singular, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words "herein," "hereof," "hereunder," and other similar compounds of the word "here" shall refer to this entire Deed of Trust and not to any particular Article, Section, paragraph or provision. All references in this Deed of Trust to Schedules, Exhibits, Articles, Sections, subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Deed of Trust, unless such subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Deed of Trust, unless such reference specifically identifies another document. The terms "includes" and "including" shall be interpreted as if followed by the words "without limitation." All references in this Deed of Trust to sums denominated in dollars or with the symbol "$" refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency. Words importing persons shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

         Section 6.19. Reporting Compliance. Trustor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Deed of Trust which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Beneficiary to furnish Beneficiary with evidence of such compliance.

         Section 6.20. Trustor Authority. If any Trustor, or any signatory who signs on behalf of any Trustor, is a corporation, partnership or other legal entity, Trustor and any such signatory, and the person or persons signing for it, represent and warrant to Beneficiary that this instrument is executed, acknowledged and delivered by Trustor's duly authorized representatives.

         Section 6.21. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Trustor, and the heirs, devisees, representatives, successors and assigns of Trustor, and shall inure to the benefit of Trustee and Beneficiary and their respective heirs, devisees, representatives, successors, substitutes and assigns and shall constitute covenants running with the Land. All references in this Deed of Trust to Trustor, Trustee or Beneficiary shall be deemed to include all such heirs, devisees, representatives, successors, substitutes and assigns. All persons dealing with the Mortgaged Property (other than Trustor) shall be entitled to assume that Lender is the only Beneficiary, and may deal with Lender (including accepting from or relying upon full or partial releases hereof executed by Lender only) without further inquiry as to the existence of other Beneficiaries, until given actual notice of facts to the contrary or until this Deed of Trust is supplemented or amended of record to show the existence of other Beneficiaries.

         Section 6.22. Modification or Termination. The Loan Documents may only be modified, supplemented, or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification, supplement, or termination is asserted. Any alleged modification, supplement, or termination which is not so documented shall not be effective as to any party.

         Section 6.23. No Partnership, etc. The relationship between Beneficiary and Trustor is solely that of lender and borrower. Beneficiary has no fiduciary or other special relationship with Trustor. Nothing contained in the Loan Documents is intended to create any partnership, joint venture or association between Trustor and Beneficiary or in any way make Beneficiary a co-principal with Trustor with reference to the Mortgaged Property. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

         Section 6.24. Applicable Law. THIS DEED OF TRUST, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ARIZONA (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

         Section 6.25. Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Trustor and Beneficiary with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understandings and agreements between Trustor and Beneficiary with respect to the matters addressed in the Loan Documents, there are not, and were not, and no persons are or were authorized by Beneficiary to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents. The Loan Documents are the result of arm's-length negotiations between parties of roughly equivalent bargaining power and express the complete, actual, and intended agreement of the parties. The Loan Documents shall not be construed for or against any party as a result of such party's participation, or the participation of its counsel, in the preparation and/or drafting of the Loan Documents.

         THIS DEED OF TRUST AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this instrument is executed by Trustor as of the date first written on page 1 hereof.


                                         TRUSTOR:

                                         Desert Mountain Properties Limited
                                         Partnership, a Delaware limited
                                         partnership

                                         By:  Desert Mountain Development
                                              Corporation, a Delaware
                                              corporation, its General Partner
The address of Trustor is:

777 Main Street, Suite 2100                   By:
Fort Worth, Texas  76102                         -----------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------

The address of Lender is:

777 Main Street, Suite 2100
Fort Worth, Texas  76102


The address of Trustee is:

111 West Monroe, Suite 610
Phoenix, Arizona 85003



THE STATE OF TEXAS        )
                          )
COUNTY OF TARRANT         )


         This instrument was acknowledged before me on _______________, 1997, by _________________________, _________________________ of Desert Mountain
Development Corporation, a Delaware corporation, on behalf of such corporation, acting in its capacity as general partner.



                                       ----------------------------------------
                                       Notary Public, State of Texas